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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☐	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

ProPetro Holding Corp.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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ProPetro Holding Corp.
1706 S. Midkiff, Bldg. B
Midland, Texas 79701

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 14, 2019

Dear Stockholders:

        We cordially invite you to attend the 2019 annual meeting of stockholders of ProPetro Holding Corp., a Delaware corporation ("ProPetro," "we," "our" or the "Company"). The meeting will be held June 14, 2019 at 9:00 a.m. (Central time), at 2518 FM 307, Midland, Texas 79706. At the meeting we will ask stockholders to:

  1.
  Elect the nine directors named in the proxy statement to the Board of Directors;

  2.
  Approve an amendment of our Certificate of Incorporation to remove inoperative provisions related to our former majority stockholder (the "Inoperative Provisions Amendment");

  3.
  Approve an amendment of our Certificate of Incorporation to remove the supermajority voting requirement for stockholders to amend our Bylaws (the "Bylaws Voting Amendment");

  4.
  Approve an amendment of our Certificate of Incorporation to remove the supermajority voting requirement for stockholders to amend our Certificate of Incorporation (the "Charter Voting Amendment," and together with the Inoperative Provisions Amendment and the Bylaws Amendment, the "Charter Amendments")

  5.
  Approve, on a non-binding, advisory basis, our named executive officer compensation;

  6.
  Approve an advisory vote on the frequency of future advisory votes on executive compensation;

  7.
  Ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019; and

  8.
  Transact any other business as may properly come before the meeting.

        Stockholders who owned our common stock at the close of business on April 22, 2019 are entitled to notice of, and to vote at, the annual meeting, or any continuation, postponement or adjournment thereof. A stockholders' list will be available at our offices at 1706 S. Midkiff, Bldg. B, Midland, Texas 79701 for a period of ten days prior to the meeting. We hope that you will be able to attend the meeting in person.

        Your vote is important. Regardless of whether you plan to attend the meeting in person, we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the enclosed materials. If you received a copy of the proxy card by mail, you may sign, date and mail the proxy card in the enclosed return envelope. The prompt return of proxies will ensure a quorum and save us the expense of further solicitation.

        We look forward to seeing you at the meeting.

By order of the Board of Directors,

Mark Howell
 General Counsel and Corporate Secretary

 YOUR VOTE IS IMPORTANT

Your vote is important. We urge you to review the accompanying proxy statement carefully and to submit your proxy as soon as possible so that your shares will be represented at the meeting.

ProPetro Holding Corp.
1706 S. Midkiff, Bldg. B
Midland, Texas 79701

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

        Our Board of Directors (the "Board") is soliciting proxies for the 2019 annual meeting of stockholders to be held on June 14, 2019 at 9:00 a.m. (Central Time), at 2518 FM 307, Midland, Texas 79706, and at any continuations, adjournments or postponements of the meeting. This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the meeting. Please read it carefully.

        We will pay the costs of soliciting proxies from stockholders. Our directors, officers and regular employees may solicit proxies on behalf of us, without additional compensation, personally or by telephone. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by such brokers, nominees, custodians and other fiduciaries. We will reimburse such persons for their reasonable expenses in connection therewith.

        This proxy statement and our annual report on Form 10-K to stockholders for the year ended December 31, 2018 will be released on or about April 30, 2019 to our stockholders on the record date.

        IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON FRIDAY, JUNE 14, 2019

        This proxy statement and our 2018 annual report on Form 10-K to stockholders are each available at http://www.viewproxy.com/propetro/2019. Stockholders may receive directions to attend the meeting in person by calling our Director of Investor Relations at (432) 688-0012.

QUESTIONS AND ANSWERS

Q:
Who can attend and vote at the meeting?

A:
The Board set April 22, 2019 as the record date for the meeting. You can attend and vote at the meeting if you were a holder of our common stock at the close of business on the record date, April 22, 2019, or if you are a holder of a valid proxy for the meeting. If you would like to attend the meeting, you must call our Director of Investor Relations at (432) 688-0012 no later than 5:00 p.m. Central Time on June 12, 2019 to have your name placed on the attendance list. In order to be admitted into the meeting, your name must appear on the attendance list and you must present government-issued photo identification (such as a driver's license or passport). If your bank or broker holds your shares in street name, you will also be required to present proof of beneficial ownership of our common stock on the record date, such as the Internet Notice you received from your bank or broker, or a bank or brokerage statement or a letter from your bank or broker showing that you owned shares of our common stock at the close of business on the record date. In addition, if your bank or broker holds your shares in street name, you must obtain legal proxy from your broker, bank or other nominee and present it to the inspector of election with your ballot at the meeting. On April 22, 2019, there were [    •    ] shares of our common stock outstanding and entitled to vote at the meeting.

Q:
What proposals will be voted on at the meeting?

A:
Seven proposals are scheduled to be voted upon at the meeting. At the meeting we will ask stockholders to:

•
Elect the nine directors named in this proxy statement as members of the Board to serve until our 2020 annual meeting of stockholders;

•
Approve the Inoperative Provisions Amendment;

  •
  Approve the Bylaws Voting Amendment;

  •
  Approve the Charter Voting Amendment;

  •
  Approve, on a non-binding, advisory basis, our named executive officer compensation;

  •
  Approve an advisory vote on the frequency of future advisory votes on executive compensation; and

  •
  Ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019.

Q:
Why did I receive a Notice of Internet Availability of Proxy Materials?

A:
As permitted by the rules of the United States Securities and Exchange Commission (the "SEC"), we are making this proxy statement and our 2018 annual report to stockholders available electronically via the Internet. On or about April 30, 2019, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the "Internet Notice") containing instructions on how to access this proxy statement and our 2018 annual report and vote online. If you received an Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them. Instead, the Internet Notice instructs you on how to access and review all of the important information contained in the proxy statement and 2018 annual report. The Internet Notice also instructs you on how you may submit your proxy over the Internet. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained on the Internet Notice.

Q:
How do I cast my vote?

A:
We recommend that stockholders vote by proxy even if they plan to attend the annual meeting and vote in person. If you are a stockholder of record, there are three ways to vote by proxy:

•
by Telephone—You can vote by telephone by calling 1-866-804-9616 and following the instructions on the proxy card; or

•
by Internet—You can vote over the Internet at www.AALVote.com/PUMP by following the instructions on the Internet Notice or proxy card; or

•
by Mail—You can vote by mail by signing, dating and mailing the proxy card, which you may have received by mail.

  Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern Time, on June 13, 2019.

  In the event that you submit a proxy but do not indicate any voting instructions, your shares will be voted as recommended by the Board on all matters, and in the discretion of the proxy holders as to any other matters that may properly come before the meeting or any continuation, postponement or adjournment of the meeting. We do not know of any other business to be considered at the meeting other than the proposals noted herein.

  If your shares are registered in the name of a broker, bank or other nominee (typically referred to as being held in "street name"), you will receive instructions from your broker, bank or other nominee that must be followed in order for your broker, bank or other nominee to vote your shares per your instructions. Many brokerage firms and banks have a process for their beneficial holders to provide instructions via the Internet or over the telephone. If Internet or telephone voting is unavailable from your broker, bank or other nominee, please complete and return the voting instruction card in the addressed, postage paid envelope provided by your broker, bank or other nominee.

  In the event you do not provide instructions on how to vote, your broker may have authority to vote your shares. Under the rules that govern brokers who are voting with respect to shares that are held in street name, brokers have the discretion to vote such shares on "routine" matters, but not on non-routine matters. The only "routine" matter to be voted upon at the meeting is the ratification of the appointment of independent auditors.

  Your vote is especially important.    If your shares are held by a broker, your broker cannot vote your shares for the election of directors, the Charter Amendments, the non-binding advisory vote on our executive officer compensation or the frequency of an advisory vote on executive compensation unless you provide voting instructions. Therefore, please instruct your broker regarding how to vote your shares on these matters promptly. See "Vote Required" following each proposal for further information.

  If you hold shares through a broker, bank or other nominee and wish to be able to vote in person at the meeting, you must obtain a legal proxy from your broker, bank or other nominee and present it to the inspector of election with your ballot at the meeting.

Q:
Can I revoke or change my proxy?

A:
Yes. You may revoke or change a previously delivered proxy at any time before the meeting by delivering another proxy with a later date, by voting again via the Internet or by telephone, or by delivering written notice of revocation of your proxy to our Secretary at our principal executive offices before the beginning of the meeting. You may also revoke your proxy by attending the meeting and voting in person, although attendance at the meeting will not, in and of itself, revoke a valid proxy that was previously delivered. If you hold shares through a broker, bank or other nominee, you must contact that nominee to revoke any prior voting instructions. You also may revoke any prior voting instructions by voting in person at the meeting if you obtain a legal proxy as described above.

Q:
How does the Board recommend I vote on the proposals?

A:
The Board recommends you vote (i) "FOR" each of the nine nominees named in this proxy statement to our Board, (ii) "FOR" the Inoperative Provisions Amendment, (iii) "FOR" the Bylaws Voting Amendment, (iv) "FOR" the Charter Voting Amendment, (v) "FOR" the approval, on a non-binding advisory basis, of our named executive officer compensation, (vi) "ONE YEAR", regarding the frequency of an advisory vote on executive compensation and (vii) "FOR" the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019.

Q:
Who will count the vote?

A:
The inspector of election will count the vote. Alliance Advisors will act as the inspector of election.

Q:
What is a "quorum?"

A:
A quorum is the number of shares that must be present to hold the meeting. The quorum requirement for the meeting is a majority of the outstanding shares as of the record date, present in person or represented by proxy. Your shares will be counted for purposes of determining if there is a quorum if you are present and vote in person at the meeting; or have voted on the Internet, by telephone or by properly submitting a proxy card or voting instruction card by mail.

  Votes withheld, abstentions and broker non-votes (discussed below) are counted as present and entitled to vote for purposes of determining a quorum.

Q:
What happens if there is not a quorum at the meeting?

A:
Pursuant to our bylaws, the meeting may be adjourned by a majority of the shares represented at the meeting to reconvene at the same or some other place. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjournment shall be given to each stockholder of record entitled to vote at the meeting. If the adjournment is for less than 30 days, no additional notice will be delivered.

Q:
What is an abstention and how will votes withheld and abstentions be treated?

A:
A "vote withheld," in the case of proposals regarding the election of directors and the vote on the frequency of the advisory vote on executive compensation, or an "abstention," in the case of the proposals regarding the Charter Amendments, the advisory vote on executive compensation and the ratification of the appointment of our independent registered public accounting firm, represent a stockholder's affirmative choice to decline to vote on a proposal. Votes withheld have no effect on the election of directors or the vote on the frequency of the advisory vote on executive compensation. Abstentions have the effect of a vote "AGAINST" in the case of the proposals regarding the Charter Amendments, the advisory vote on executive compensation and the ratification of the appointment of our independent registered public accounting firm.

Q:
What are broker non-votes and how will they be treated?

A:
Generally, broker non-votes occur when shares held by a broker in "street name" for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on "routine" matters, such as the ratification of the appointment of our independent registered public accounting firm, without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters, such as the election of directors. Broker non-votes will have the effect of a vote "AGAINST" the approval of the Charter Amendments and will have no effect on the election of directors, the advisory resolutions on executive compensation or the vote on the frequency of the advisory vote on executive compensation. We do not expect any broker non-votes in connection with the ratification of our independent public accounting firm.

Q:
What vote is required to approve each item?

A:
The following table sets forth the voting requirement with respect to each of the proposals:

Proposal 1—Election of members of the Board.	The plurality of the votes cast. This means that the nine nominees receiving the highest number of affirmative "FOR" votes will be elected as directors.
Proposal 2—Approval of the Inoperative Provisions Amendment.	The affirmative "FOR" vote of the holders of 66 2/3% of the shares entitled to vote.
Proposal 3—Approval of the Bylaws Voting Amendment.	The affirmative "FOR" vote of the holders of 66 2/3% of the shares entitled to vote.
Proposal 4—Approval of the Charter Voting Amendment.	The affirmative "FOR" vote of the holders of 66 2/3% of the shares entitled to vote.
Proposal 5—Approval of our named executive officer compensation on an advisory basis.	The affirmative "FOR" vote of the holders of a majority of the shares represented at the meeting, in person or by proxy, and entitled to vote.
Proposal 6—A vote on the frequency of our named executive officer compensation on an advisory basis	The plurality of the votes cast. This means that the frequency option that receives the greatest number of votes cast will be considered the preference of ProPetro's stockholders.
Proposal 7—Ratification of appointment of independent registered public accounting firm.	The affirmative "FOR" vote of the holders of a majority of the shares represented at the meeting, in person or by proxy, and entitled to vote.
Q:
What does it mean if I get more than one Internet Notice or more than one set of proxy materials?

A:
Your shares are probably registered in more than one account. Please vote all of your shares. To ensure that all of your shares are voted, for each Internet Notice or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.

Q:
How many votes can I cast?

A:
On all matters you are entitled to one vote per share of common stock that you held as of the record date.

Q:
Where can I find the voting results of the meeting?

A:
The preliminary voting results will be announced at our annual meeting. The final results will be published in a current report on Form 8-K to be filed by us with the SEC within four business days of our annual meeting.

 Proposal 1

ELECTION OF DIRECTORS

        At the 2019 annual meeting, nine directors are to be elected. All nominees are currently directors. Each director is to hold office until the next annual meeting of stockholders or until his successor is elected and qualified. Directors hold office until their successors have been elected or qualified or until their earlier death, resignation, removal or disqualification. The following table shows information for the directors as of April 22, 2019.

        The nominees have consented to being nominated and have expressed their intention to serve if elected. We believe that the nominees possess the professional and personal qualifications necessary for board service, and have highlighted particularly noteworthy attributes for the nominees in their biographies below. We have no reason to believe that the nominees will be unable to serve if elected to office and, to our knowledge, the nominees intend to serve the entire term for which election is sought. In the event any of the nominees should become unable to serve, or for good cause will not serve, as a director, it is intended that votes will be cast for a substitute nominee designated by the Board or the Board may elect to reduce its size. Only the nominees or substitute nominees designated by the Board will be eligible to stand for election as directors at the meeting.

        We have entered into an investor rights agreement (the "Investor Rights Agreement") with an affiliate of Pioneer Natural Resources Company ("Pioneer") that provides Pioneer certain rights to designate nominees for election to the Board. Under the Investor Rights Agreement, Pioneer was granted (i) the one-time right to designate an independent director to the Board and (ii) the right to designate a non-independent director to the Board for so long as a certain affiliate of Pioneer owns 5% or more of our outstanding common stock. Pioneer has designated Mark S. Berg, as the non-independent director, and Royce W. Mitchell, as the independent director, for election to our Board.

Nominees

        All of the current members of the Board are listed in the following table, and certain information concerning those directors follows the table:

Name	Age	Position with ProPetro Holding Corp.	Director Since
Dale Redman	58	Chief Executive Officer and Director	2005
Spencer D. Armour III	65	Chairman of the Board of Directors	2013
Steven Beal(1)(2)	60	Director	2017
Mark S. Berg	60	Director	2019
Anthony Best(1)(2)	69	Director	2018
Pryor Blackwell(2)(3)	58	Director	2017
Alan E. Douglas(1)(3)	60	Director	2017
Royce W. Mitchell(1)	64	Director	2019
Jack B. Moore(3)	65	Director	2017

(1)
Member of the Audit Committee.

(2)
Member of the Compensation Committee.

(3)
Member of the Nominating and Corporate Governance Committee.

Dale Redman

        Dale Redman is a co-founder of ProPetro and has been Chief Executive Officer since 2008 and a member of the Board since 2005. Mr. Redman has over 33 years of executive and entrepreneurial experience in the energy services industry. He was a co-founder and Chief Executive Officer of Downhole Injection Systems, LLC, which was sold in 2004. Prior to that, Mr. Redman was President and Chief Executive Officer of Reef Chemical Company from 1993 to 1998. Mr. Redman received a B.B.A. in Finance from Texas Tech University. We believe that Mr. Redman's industry experience and deep knowledge of our business and our customers makes him well suited to serve as Chief Executive Officer and director.

Spencer D. Armour III

        Spencer D. Armour III has served as chairman of the Board since February 2013. Mr. Armour has over 30 years of executive and entrepreneurial experience in the energy services industry. Mr. Armour has served as President of PT Petroleum LLC in Midland, Texas since 2013. He was the Vice President of Corporate Development for Basic Energy Services, Inc. from 2007 to 2008, which acquired Sledge Drilling Corp., a company Mr. Armour co-founded and served as Chief Executive Officer from 2005 to 2006. From 1998 through 2005, he served as Executive Vice President of Patterson-UTI Energy, Inc., which acquired Lone Star Mud, Inc., a company Mr. Armour founded and served as President from 1986 to 1997. He currently serves on the board of Viper Energy Partners, LP and the board of CES Energy Solutions Corp. Mr. Armour received a B.S. in Economics from the University of Houston in 1977 and served on the University of Houston System Board of Regents from 2011 until 2018. We believe that Mr. Armour's extensive experience in the energy services industry and his deep knowledge of the industry dynamics within the Permian Basin make him well suited to serve as a director.

Steven Beal

        Steven Beal has served as a member of the Board since April 2017. Mr. Beal has over 30 years of experience in energy industry and accounting activities. Mr. Beal served as a consultant to Concho Resources Inc. ("Concho") from 2009 to 2013, and, prior to that, served as Concho's President and Chief Operating Officer from its formation in 2004 until his retirement in 2009. Previously, Mr. Beal was a director and the Executive Vice President and Chief Financial Officer of Concho Oil & Gas Corp. from its formation until becoming its President and Chief Operating Officer in 2002, a position he held until 2004. Prior to Concho Oil & Gas Corp., Mr. Beal was a director and the Vice President and Chief Financial Officer of Concho Resources Inc., a predecessor company to Concho, from its formation in 1997 until its sale in 2001. From 1988 to 1997, Mr. Beal was employed by Parker & Parsley Petroleum Company in a variety of capacities, including serving as Senior Vice President and Chief Financial Officer. From 1981 to 1988, Mr. Beal was employed by the accounting firm currently known as PricewaterhouseCoopers LLP. Mr. Beal currently serves on the board of directors of Concho Resources Inc. and First Financial Bankshares, Inc. Mr. Beal received a Bachelor of Business Administration in accounting from the University of Texas. We believe that Mr. Beal's extensive knowledge of the energy industry, together with his substantial experience with public company accounting matters make him well suited to serve as a director.

Mark S. Berg

        Mark. S. Berg has served as a member of the Board since February 2019. Mr. Berg has served as Executive Vice President, Corporate/Vertically Integrated Operations for Pioneer since May 2017. Mr. Berg has over 14 years of experience with Pioneer in various roles, including as Executive Vice President & General Counsel from April 2005 to January 2014, Executive Vice President, Corporate from January 2014 to August 2015, and as Executive Vice President, Corporate/Operations from August 2015 until assuming his current role. He began his career in 1983 with the law firm Vinson &

Elkins LLP, and served as partner from 1990 to 1997. Further, Mr. Berg served as Executive Vice President, General Counsel and Secretary of American General Corporation, a Fortune 200 diversified financial services company, from 1997 to 2001. Following the sale of American General to American International Group, he was appointed Senior Vice President, General Counsel and Secretary of Hanover Compressor Company, a New York Stock Exchange listed natural gas compression and processing company. Mr. Berg holds a Juris Doctor, with honors, from the University of Texas School of Law, and graduated magna cum laude and Phi Beta Kappa with a Bachelor of Arts in Public Policy from Tulane University. He is a member of the State Bar of Texas and has served as Chairman of the Board of Dallas CASA. Mr. Berg has served as a member of the board of directors of HighPoint Resources Corporation since March 2018. We believe that Mr. Berg's experience in significant management roles with Pioneer and his broad experience in the energy industry make him well suited to serve as a director.

Anthony Best

        Anthony Best has served as a member of the Board since January 2018. Mr. Best has over 35 years of experience in the energy industry, and has served as a Senior Advisor for Quantum Energy Partners ("Quantum") since August 2015. Prior to joining Quantum, Mr. Best served in various roles with SM Energy Company, commencing in 2006 as its President and Chief Operating Officer, and as its Chief Executive Officer from February 2007 through January 2015. From 2003 to 2005, Mr. Best served as President and Chief Executive Officer of Pure Resources, Inc., a Unocal development and exploration company. From 2000 to 2003, Mr. Best served as an independent consultant offering leadership and oil and gas consultation to energy companies and volunteer organizations, and from 1979 through 2000, Mr. Best served in various roles of increasing responsibility at Atlantic Richfield Company, culminating in the position of President, ARCO Latin America. Mr. Best holds a Master's of Science in Engineering Management from the University of Alaska, and a Bachelor's of Science in Mechanical Engineering from Texas A&M University. Prior to beginning his business career, Mr. Best served five years as an engineering officer in the United States Air Force. Mr. Best currently serves as a director of ExL Petroleum LP, Middle Fork Energy Partners and Newpark Resources. We believe that Mr. Best's experience in significant management roles with companies operating in the Permian Basin and his broad experience in the energy industry make him well suited to serve as a director.

Pryor Blackwell

        Pryor Blackwell has served as a member of the Board since December 2017. Mr. Blackwell has over 30 years of experience as an entrepreneur and senior executive in the commercial real estate development and investment business. Mr. Blackwell is a partner with Bandera Ventures, a private commercial real estate development and investment firm, which he co-founded in 2003. Prior to founding Bandera Ventures, Mr. Blackwell was employed by Trammell Crow Company for 18 years where he served in numerous leadership capacities, including: President—Development & Investment Group from 2001 to 2003, Chief Operating Officer from 1998 to 2001, Chief Operating Officer—Western Operations from 1997 to 1998, Area President from 1996 to 1997, President/Chief Executive Officer—DFW from 1993 to 1997, President/Chief Executive Officer—Central Office Group from 1991 to 1993, and Partner from 1987 to 1991. Mr. Blackwell was a member of the Trammell Crow Company Executive Committee, Operating Committee, Investment Committee, and served on the Board of Directors from 1993 to 2002. Mr. Blackwell holds a Bachelor of Business Administration degree in Finance from Texas Tech University. We believe that Mr. Blackwell's financial and investment experience provides a diverse perspective from outside the energy industry and makes him well suited to serve as a director.

Alan E. Douglas

        Alan E. Douglas has served as a member of the Board since March 2017. Mr. Douglas is a shareholder of Johnson, Miller & Co. where he has worked for 25 years. Mr. Douglas is a Certified Public Accountant with over 37 years of experience in accounting and audit activities. Prior to joining Johnson, Miller & Co., Mr. Douglas was a Certified Public Accountant at KPMG LLP for twelve years. Mr. Douglas received a B.B.A. in accounting from Texas Tech University. We believe that Mr. Douglas's extensive accounting and auditing experience make him well suited to serve as a director.

Royce W. Mitchell

        Royce W. Mitchell has served as a member of the Board since February 2019. Mr. Mitchell has been an Executive Consultant, focusing on advising management teams and board audit committees of exploration and production companies, since January 2005, except for the period from April 2008 through December 2008 when he served as Chief Financial Officer of Frac Tech Services, Ltd. Mr. Mitchell served as an Executive Vice President, Chief Financial Officer and Chief Accounting Officer of Key Energy Services, Inc. ("Key") from January 2002 to January 2005. Before joining Key, he was a Partner of KPMG LLP from April 1986 to December 2001 specializing in the oil and gas industry. Mr. Mitchell received a BBA from Texas Tech University and is a Certified Public Accountant. Mr. Mitchell has served as a member of Pioneer's Board of Directors since July 2014. We believe that Mr. Mitchell's extensive knowledge of the energy industry, together with his substantial experience with public company accounting matters make him well suited to serve as a director.

Jack B. Moore

        Jack B. Moore has served as a member of the Board since March 2017. Mr. Moore served as Chairman of the Board of Cameron International Corporation from 2011 until it was acquired in April 2016. Mr. Moore worked at Cameron International Corporation from 1999 until 2014, serving as Chief Executive Officer from 2008 to 2015 and as President from 2008 to 2014. Prior to that, he held various management positions at Baker Hughes Incorporated, where he was employed for 23 years. Mr. Moore currently serves on the board of directors of Occidental Petroleum Corporation, Rowan Companies plc and KBR Inc. Mr. Moore also previously served on the board of directors of the American Petroleum Institute, the National Ocean Industries Association, and the Petroleum Equipment Suppliers Association. Mr. Moore received a B.B.A. from the University of Houston and is a graduate of the Advanced Management Program at Harvard Business School. We believe that Mr. Moore's wealth of experience in the oilfield service sector, including service as a director and executive officer to various public corporations in the sector make him well suited to serve as a director.

Vote Required

        The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the nine nominees receiving the highest number of affirmative "FOR" votes will be elected as directors. Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

Board Recommendation

        Our Board recommends a vote "FOR" each of the nine director nominees named above.

 CORPORATE GOVERNANCE

Director Independence

        The majority of the members of the Board, at any given time, must qualify as "independent" under the rules of the NYSE.

        Our Board has undertaken a review of the independence of each of our director nominees and has affirmatively determined that each of Messrs. Beal, Best, Blackwell, Douglas, Mitchell and Moore are "independent," as defined by the NYSE rules. Under the NYSE rules, a director can be independent only if (a) the director does not trigger a categorical bar to independence and (b) our Board affirmatively determines that the director has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company).

        Based on information provided by the directors and the director nominees concerning their background, employment and affiliations, our Board has determined that these directors do not have a material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company). In making this determination, our Board considered the current and prior relationships that each of the directors has with us, and all other facts and circumstances our Board deemed relevant in determining independence, including any beneficial ownership of our capital stock by each of the directors.

Board Leadership Structure

        Our Board has adopted our Corporate Governance Guidelines, which is available on our website, www.propetroservices.com in the "Corporate Governance" subsection of the "Investors" section. Our Corporate Governance Guidelines provide that if the Chairman of the Board is a member of management or does not otherwise qualify as independent, the independent directors may elect a lead independent director. In considering whether to appoint a lead independent director, the Board determined that although Mr. Armour does not qualify as an independent director, primarily as a result of bonus payments he received in connection with assisting the Company in the process of its initial public offering, he is a non-employee director that appropriately facilitates communication among directors and management and performs his role as Chairman in a manner independent from management. Accordingly, the Board has determined that the appointment of a lead independent director is not appropriate for the Company at this time. The Board will continue to evaluate the need for a lead independent director from time to time.

        Our Board believes that Mr. Armour is best situated to serve as Chairman of the Board due to his familiarity with the oil and gas industry in the Permian Basin, his ability to facilitate communication among directors and management, and his ability to assist the Company in identifying strategic priorities and leading the Board in the successful execution of the Company's long-term development. Independent directors and management have different perspectives and roles in strategy development. Our independent directors bring experience, oversight and expertise from outside the Company and the oil and gas industry. Our Board believes that Mr. Armour's role as the Chairman of the Board facilitates the flow of information and communication between senior management and the Board, which is essential to effective governance.

        One of the key responsibilities of the Board is to develop a strategic direction for us and to hold management accountable for the execution of our strategy once it is developed. The Board believes that its current structure provides an appropriate balance between the development of the Company's strategy and independent oversight of management.

Board of Directors and Risk Oversight

        In the normal course of its business, we are exposed to a variety of risks, including market risks relating to changes in commodity prices, interest rates, political risks and credit and investment risk. The Board oversees our strategic direction, and in doing so considers the potential rewards and risks of our business opportunities and challenges, and monitors the development and management of risks that impact our strategic goals. The Audit Committee assists the Board in fulfilling its oversight responsibilities by monitoring the effectiveness of our systems of financial reporting, auditing, internal controls and legal and regulatory compliance. The Nominating and Corporate Governance Committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks associated with Board organization, membership and structure, succession planning for our directors and executive officers and corporate governance. The Compensation Committee assists the Board in fulfilling its oversight responsibilities by overseeing our compensation policies and practices. The Board does not believe that its role in the oversight of our risks affects the Board's leadership structure.

Communicating with our Board of Directors

        Stockholders and other interested parties may communicate with our Board by writing to: ProPetro Holding Corp., P.O. Box 873, Midland, Texas 79702. Stockholders may submit their communications to the Board, the independent directors, any committee of the Board or individual directors on a confidential or anonymous basis by sending the communication in a sealed envelope marked "Stockholder Communication with Directors" and clearly identifying the intended recipient(s) of the communication.

        Our Secretary will review each communication and will forward the communication, as expeditiously as reasonably practicable, to the addressees if: (1) the communication complies with the requirements of any applicable policy adopted by the Board relating to the subject matter of the communication; and (2) the communication falls within the scope of matters generally considered by the Board. To the extent the subject matter of a communication relates to matters that have been delegated by the Board to a committee or to an executive officer of the Company, then our Secretary may forward the communication to the executive officer or chairman of the committee to which the matter has been delegated. The acceptance and forwarding of communications to the members of the Board or an executive officer does not imply or create any fiduciary duty of the Board members or executive officer to the person submitting the communications.

        Information may be submitted confidentially and anonymously, although the Company may be obligated by law to disclose the information or identity of the person providing the information in connection with government or private legal actions and in other circumstances. The Company's policy is not to take any adverse action, and not to tolerate any retaliation, against any person for asking questions or making good faith reports of possible violations of law, our policies or our Code of Ethics & Conduct.

Annual Meeting Attendance

        While the Company does not have a specific policy about director attendance at annual meetings of stockholders, all directors are expected to attend meetings of the Board (and any committees thereof on which they serve) either in person or telephonically unless exigencies prevent them from attending. Each director attended at least 75% of the aggregate of (1) the total number of meetings of the Board (held during the period for which he has been a director) and (2) the total number of meetings of committees of the Board on which he served (during the periods that he served). Our non-employee directors meet at regularly scheduled executive sessions presided over by our Chairman. Additionally, our independent directors meet at least once a year without members of management or non-independent directors present. All of our directors attended our 2018 annual meeting of stockholders.

Compensation Committee Interlocks and Insider Participation

        During the fiscal year ended December 31, 2018, the Compensation Committee was initially comprised of Messrs. Armour, Douglas, and Moore. In connection with an evaluation of committee assignments by our Nominating & Corporate Governance Committee in January 2018, our committee memberships were modified and Messrs. Beal, Best and Blackwell were appointed to, and continue to serve on, the Compensation Committee. No executive officer of the Company served as a member of the board of directors or compensation committee of any other entity that has one or more executive officers serving as a member of our Board or Compensation Committee. During the fiscal year ended December 31, 2018, Mr. Armour and Mr. Blackwell were the indirect beneficiaries of certain transactions with the Company in which the amount involved exceeded $120,000. See "Other Matters."

Board and Committee Activity, Structure and Compensation

        Our Board is governed by our certificate of incorporation, bylaws, the Investor Rights Agreement, charters of the standing committees of the Board and the laws of the State of Delaware.

        On December 31, 2018, we entered into the Investor Rights Agreement with an affiliate of Pioneer. The Investor Rights Agreement provides that Pioneer will be granted (i) the one-time right to designate an independent director to the Board and (ii) the right to designate a non-independent director to the Board for so long as Pioneer owns 5% or more of the Company's outstanding common stock.

        During 2018, our Board held five meetings. There are currently three standing committees of the Board: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. Members serve on these committees until their resignation or until as otherwise determined by our Board. The composition of the Board committees complies with the applicable rules of the NYSE and applicable law. Our Board has adopted a written charter for each of the standing committees, which can be found in the "Corporate Governance" subsection of the "Investors" section of our website at www.propetroservices.com.

        In addition to the above governing documents, our Code of Ethics & Conduct that applies to all of our employees, as well as each member of the Board, can also be found in the "Corporate Governance" subsection of the "Investors" section of our website at www.propetroservices.com. The composition and responsibilities of each of the standing committees of our Board are as follows:

        Audit Committee.    Our Audit Committee is comprised solely of "independent" directors, as defined under and required by the NYSE rules and Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Our Audit Committee is directly responsible for, among other things, the appointment, compensation, retention and oversight of our independent registered public accounting firm. The oversight of our independent public accounting firm includes reviewing the plans and results of the audit engagement with the firm, approving any additional professional services provided by the firm and reviewing the independence of the firm. The Audit Committee is also responsible for discussing the effectiveness of the internal controls over financial reporting with our independent registered public accounting firm and relevant financial management. During the year ended December 31, 2018, the members of the Audit Committee were Messrs. Beal, Best, Douglas and Moore. In addition, Mr. Mitchell was appointed to the Audit Committee upon joining the Board in February 2019 and Mr. Moore stepped down from the Audit Committee. Mr. Beal serves as committee chair. Our Board has determined that each of Mr. Beal and Mr. Mitchell qualifies as an "audit committee financial expert," as defined by the rules under the Exchange Act. The Audit Committee held four meetings in 2018.

        Nominating and Corporate Governance Committee.    Our Nominating and Corporate Governance Committee consists solely of "independent" directors, as defined under and required by NYSE rules. The Nominating and Corporate Governance Committee is responsible for, among other things, identifying individuals qualified to become Board members; selecting or recommending director-nominees for each election of directors to the Board; developing and recommending criteria for selecting qualified director candidates to the Board; considering committee member qualifications, appointments and removals; recommending corporate governance principles, codes of conduct and compliance mechanisms; providing oversight in the evaluation of the Board and each committee thereof; and developing an appropriate succession plan for our chief executive officer pursuant to our Corporate Governance Guidelines. During the year ended December 31, 2018, the members of the Nominating and Corporate Governance Committee were Messrs. Blackwell, Douglas and Moore, with Mr. Moore serving as committee chair. The Nominating and Corporate Governance Committee held four meetings in 2018.

        Compensation Committee.    Our Compensation Committee consists solely of "independent" directors, as defined under and required by the NYSE rules and "non-employee directors" under Section 16 of the Exchange Act. The Compensation Committee is responsible for, among other things, overseeing the discharge of the responsibilities of the Board relating to compensation of the Company's officers and directors. In carrying out these responsibilities, the Compensation Committee reviews all components of executive compensation for consistency with our compensation philosophy and with the interests of our stockholders. During the fiscal year ended December 31, 2018, the Compensation Committee was initially comprised of Messrs. Armour, Douglas, and Moore. In connection with an evaluation of committee assignments by our Nominating & Corporate Governance Committee in January 2018, our committee memberships were modified and Messrs. Beal, Best and Blackwell were appointed to, and continue to serve on, the Compensation Committee, with Mr. Blackwell serving as committee chair. The Compensation Committee held four meetings in 2018.

Role of the Board, Compensation Committee and our Executive Officers

        Executive compensation decisions are typically made on an annual basis by the Compensation Committee with input from our Chief Executive Officer. Specifically, after reviewing relevant market data and surveys within our industry, our Chief Executive Officer typically provides recommendations to the Compensation Committee regarding the compensation levels for our existing named executive officers and our executive compensation program as a whole. Our Chief Executive Officer attends all Compensation Committee meetings. After considering these recommendations, the Compensation Committee typically meets in executive session and adjusts base salary levels and non-equity incentive plan award targets. In addition, the Compensation Committee determines the achievement of non-equity incentive plan metrics and the amount of any equity grants for each of our named executive officers. In making executive compensation recommendations, our Chief Executive Officer considers each named executive officer's performance during the year, the Company's performance during the year, as well as comparable company compensation levels. While the Compensation Committee gives considerable weight to our Chief Executive Officer's recommendations on compensation matters, the Compensation Committee has the final decision-making authority on all executive compensation matters.

Role of External Advisors

        The Compensation Committee engaged Meridian Compensation Advisors in 2018 to assist the Compensation Committee and the Board in evaluating, designing and implementing compensation practices. For the year ended December 31, 2018, Meridian Compensation Advisors received $190,595 for the services it provided to our Compensation Committee. No other external advisors were engaged by the Board or any of its committees during the year ended December 31, 2018.

        The Compensation Committee reviews and assesses the independence and performance of its executive compensation consultant in accordance with applicable SEC and NYSE rules and regulations on an annual basis to confirm that the consultant is independent and meets all applicable statutory and regulatory requirements.

Director Nominations Process

        The Nominating and Corporate Governance Committee may utilize a variety of methods for identifying potential nominees for directors, including considering potential candidates who come to their attention through current officers, directors, professional search firms or other persons. Once a potential nominee has been identified, the Nominating and Corporate Governance Committee evaluates whether the nominee has the appropriate skills and characteristics required to become a director in light of the then current make-up of the Board. This assessment includes an evaluation of the nominee's judgment and skills, such as experience at a strategy/policy setting level, financial sophistication, leadership and objectivity, all in the context of the perceived needs of the Board at that point in time.

        In February 2019, the Board amended our Corporate Governance Guidelines to specifically take the diversity of a potential director nominee's gender, race and ethnicity into account when considering candidates for the Board, and the Nominating and Corporate Governance Committee and the Board are committed to increasing Board diversity. Two of the director nominees, Messrs. Berg and Mitchell, were not recommended for nomination by the Nominating and Corporate Governance Committee, but rather pursuant to the Investor Rights Agreement. Our Board believes that at a minimum all members of the Board should have the highest professional and personal ethics and values. In addition, each member of the Board must be committed to increasing stockholder value and should have enough time to carry out his or her responsibilities as a member of the Board.

        Our Board monitors the mix of specific experience, qualifications and skills of its directors in order to assure that the Board, as a whole, has the necessary tools to perform its oversight function effectively in light of the Company's business and structure.

        Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting the names of the recommended individuals, together with appropriate biographical information and background materials, to the Nominating and Corporate Governance Committee, c/o Secretary, P.O. Box 873, Midland, Texas 79702. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the Nominating and Corporate Governance Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

 REPORT OF THE AUDIT COMMITTEE

        The Audit Committee assists our Board in overseeing (i) the integrity of our financial statements, (ii) our compliance with legal and regulatory requirements, (iii) the independent auditor's qualifications and independence, and (iv) the performance of our internal auditors (or other personnel responsible for the internal audit function) and independent auditor. In so doing, it is the responsibility of the Audit Committee to maintain free and open communication between the directors, the independent auditor and our financial management. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditor for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for us. The independent auditor reports directly to the Audit Committee.

        Management is responsible for the preparation, presentation, and integrity of our consolidated financial statements, accounting and financial reporting principles, internal control over financial reporting, and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations. Management is also responsible for objectively reviewing and evaluating the adequacy, effectiveness, and quality of our system of internal control over financial reporting. Our independent auditor, Deloitte & Touche LLP, is responsible for performing an independent audit of the consolidated financial statements.

        The Audit Committee's responsibility is to monitor and oversee these processes and the engagement, independence and performance of our independent auditor. The Audit Committee relies, without independent verification, on the information provided to it and on the representations made by management and the independent auditor.

        The Audit Committee has met with our independent auditor and discussed the overall scope and plans for their audit. The Audit Committee met with the independent auditor to discuss matters required to be discussed with audit committees under generally accepted auditing standards, including, among other things, matters related to the conduct of the audit of our consolidated financial statements and the matters required to be discussed by the statement on Auditing Standards No. 1301, as adopted by the Public Company Accounting Oversight Board.

        Our independent auditor also provided to the Audit Committee the written disclosures and the letter required by applicable standards of the Public Company Accounting Oversight Board regarding the independent auditor's communications with the Audit Committee concerning independence, and the Audit Committee discussed with the independent auditor its independence. When considering the independence of Deloitte & Touche LLP, the Audit Committee considered the non-audit services provided to the Company by the independent auditor and concluded that such services are compatible with maintaining the auditor's independence.

        The Audit Committee has reviewed and discussed our audited consolidated financial statements for the fiscal year ended December 31, 2018 with management and Deloitte & Touche LLP. Based on the Audit Committee's review of the audited consolidated financial statements and the meetings and discussions with management and the independent auditors, and subject to the limitations on the Audit Committee's role and responsibilities referred to above and in the Audit Committee Charter, the Audit Committee recommended to our Board that our audited consolidated financial statements be included in our Annual Report on Form 10-K as filed with the SEC.

By the Audit Committee of the Board,
Steven Beal (Chair)
Anthony Best
Alan E. Douglas
Royce W. Mitchell

Deloitte & Touche LLP Fees for Fiscal Years 2018 and 2017

        The following table sets forth the fees incurred by us in fiscal years 2018 and 2017 for services performed by Deloitte & Touche LLP:

	2018	2017
Audit Fees(1)	$1,481,585	$1,703,870
Tax Fees(2)	49,359	70,220

Total Fees	$1,530,944	$1,774,090

(1)
Audit Fees include fees billed for professional services rendered for the audit of our annual consolidated financial statements, the audit of our system of internal control over financial reporting, the review of interim consolidated financial statements included in our quarterly reports, consents and comfort letters provided in connection with the filing of registration statements, other related services that are normally provided in connection with statutory and regulatory filings, and related out-of-pocket expenses.

(2)
Tax fees consisted principally of fees for tax compliance and tax advice.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Registered Public Accounting Firm

        The charter of the Audit Committee and its pre-approval policy require that the Audit Committee review and pre-approve the Company's independent registered public accounting firm's audit fees, audit-related fees, tax fees and fees for other services. The Chairman of the Audit Committee has the authority to grant pre-approvals that are within the pre-approval policy and are presented to the Audit Committee at a subsequent meeting. For the year ended December 31, 2018, the Audit Committee approved 100% of the services described above under the captions "Audit Fees" and "Tax Fees".

 COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary of Compensation Practices

Overview

        This Compensation Discussion and Analysis ("CD&A") describes the substantive elements of our compensation practices and the detailed elements of the compensation awarded to, earned by, or paid to each of our named executive officers (the "Named Executive Officers") during the last completed fiscal year.

Named Executive Officers for 2018

        For the year ended December 31, 2018, our Named Executive Officers consisted of the following:

Dale Redman	Chief Executive Officer
Jeffrey Smith	Chief Financial Officer
David Sledge	Chief Operating Officer
Ian Denholm	Chief Accounting Officer
Mark Howell	General Counsel and Corporate Secretary

Compensation Philosophy and Overview

        Our executive compensation program is designed to attract, motivate and retain the management talent that we believe is necessary to achieve our financial and strategic goals. Further, we believe that our executive compensation program should be appropriately tailored to balance short-term compensation with intermediate and long-term compensation that appropriately aligns the interests of our executives with the interests of our stockholders.

        In establishing and evaluating our executive compensation programs, the Compensation Committee strives to achieve total compensation for our executives that reflects their individual contributions to the Company, as well as their contributions to our overall success as part of the management team.

Design and Implementation

        Prior to 2017, we operated as a private company and compensation for each of our Named Executive Officers, other than Mr. Denholm, was established pursuant to the terms of each officer's employment agreement. Following our initial public offering in March 2017, the Board designed a compensation program more in line with a traditional public company compensation structure, with a program focused on three principal elements of compensation:

  •
  Annual Base Salary.  Annual base salary is the fixed cash component of our compensation program that we use to attract and retain executives intended to be competitive with our peer group.

  •
  Annual Cash Incentives Awards.  Annual cash incentive awards provide our executives the opportunity to earn an annual cash payment based on the performance of the Company as a whole, as well as the individual performance of each executive. Although for the year ended December 31, 2017, annual cash incentive award payments were made on a discretionary basis, in 2018, the Compensation Committee established an annual cash incentive program based primarily on the Company's performance relative to the financial, safety, and strategic metrics.

  •
  Long-Term Equity Incentives.  Long-term incentive awards consist of time-based restricted stock units, as well as performance share units that will vest only if our total stockholder return outperforms the return of other companies in a peer group over a three-year performance period.

Compensation Determinations, Benchmarking and Role of Compensation Consultant

        As part of its evaluation of the Company's executive compensation practices, the Compensation Committee performs an annual review of executive compensation and makes decisions on each component thereof in order to ensure that individual compensation is aligned with an executive's responsibilities, experience and contributions to the Company, with target total compensation positioned within competitive market practices.

        Executive compensation decisions are typically made on an annual basis by the Compensation Committee with input from our Chief Executive Officer. In providing recommendations to the Compensation Committee, our Chief Executive Officer typically reviews market data and other information and recommends changes to the current compensation levels of our Named Executive Officers and our executive compensation program as a whole. After considering these recommendations, the Compensation Committee typically meets in executive session and adjusts base salary levels and non-equity incentive plan award targets. While the Compensation Committee gives considerable weight to the Chief Executive Officer's recommendations on compensation matters, the Compensation Committee has the final decision making authority.

        In establishing a compensation structure more in line with public company practices, the Compensation Committee engaged Meridian Compensation Partners, LLC ("Meridian"), an independent executive compensation advisory firm, in 2017, to advise the Compensation Committee on executive compensation matters. In December 2017, Meridian assisted the Compensation Committee with a review of all elements of executive compensation, establishing a peer group of companies in the oilfield services industry similar to us in benchmarking pay levels and pay practices (as detailed below, the "2017 Compensation Peer Group"), an assessment of competitive pay levels and incentive plan design. The 2017 Compensation Peer Group was comprised of the following 18 companies:

Basic Energy Services, Inc.	C&J Energy Services, Inc.	Calfrac Well Services Ltd.
CARBO Ceramics Inc.	Independence Contract Drilling, Inc.	Keane Group, Inc.
Key Energy Services, Inc.	Mammoth Energy Services, Inc.	Newpark Resources, Inc.
Parker Drilling Company	Patterson-UTI Energy Inc.	Pioneer Energy Services Corp.
RPC, Inc.	Smart Sand, Inc.	Select Energy Services, Inc.
Superior Energy Services	TETRA Technologies Inc.	Trican Well Services Ltd.

        Based on the Company's extensive growth during 2017 and anticipated growth for 2018, the Compensation Committee began making adjustments to our executive compensation program in 2018 in order to maintain the alignment of our compensation practices with our revenue and market position as the Company continued to organically grow its pressure pumping operations, increasing deployed horsepower ("HHP") from 420,000 HHP, or ten fleets, at December 31, 2016, to 905,000 HHP, or twenty fleets, at December 31, 2018. Further, on December 31, 2018, the Company consummated its acquisition of Pioneer's pressure pumping assets, bringing company-wide horsepower to 1,415,000 HHP.

        As part of its process, the Compensation Committee worked with Meridian to review the 2017 Compensation Peer Group. Following this assessment, the Compensation Committee determined that as a result of the Company's growth, changes to the Company's benchmarking peer group were necessary in order to keep pay levels and pay practices aligned with the market. In late 2018, the Compensation Committee adjusted the peer group by removing several smaller companies and adding larger companies to the compensation benchmarking peer group in order to more appropriately reflect the Company's increased revenue. As a result, the Company's compensation benchmarking peer group

(the "2019 Compensation Peer Group") for purposes of establishing 2019 compensation levels is comprised of the following companies:

Basic Energy Services, Inc.	Calfrac Well Services Ltd.	C&J Energy Services, Inc.
FTS International Inc.	Helmerich & Payne, Inc.	Keane Group, Inc.
Liberty Oilfield Services, Inc.	Mammoth Energy Services, Inc.	Newpark Resources, Inc.
Oceaneering International, Inc.	Patterson-UTI Energy Inc.	RPC, Inc.
Secure Energy Services, Inc.	Select Energy Services, Inc.	Superior Energy Services, Inc.
TETRA Technologies, Inc.	Trican Well Service Ltd.

        As discussed below, the Compensation Committee utilizes the assessment of market practices and competitive pay levels for purposes of establishing compensation for our Named Executive Officers.

Elements of Compensation

Base Salary

        As part of our executive compensation program, we pay a base salary to each of our executives in order to provide a consistent, minimum level of pay that is sufficient to allow us to attract and retain executives with the appropriate skills and experience for their positions.

        In connection with the compensation benchmarking analysis conducted by Meridian following our initial public offering, and effective as of June 1, 2017, the Compensation Committee set the annual base salaries for Messrs. Redman, Smith, and Sledge at $650,000, $500,000, and $425,000, respectively. Mr. Howell's annual base salary was established at $250,000 prior to our initial public offering, and Mr. Denholm's annual base salary was established at $192,000 upon his promotion to the position of Chief Accounting Officer in August 2017. Following its annual compensation benchmarking analysis, in April 2018 the Compensation Committee adjusted the base salaries for each of Messrs. Redman, Denholm and Howell to $700,000, $225,000 and $300,000, respectively, and further adjusted the base salaries of Messrs. Denholm and Howell, effective in April 2019, to $240,000 and $325,000, respectively, as part of its benchmarking analysis in connection with the adoption of the 2019 Compensation Peer Group. The Compensation Committee intends to monitor and adjust salaries for our Named Executive Officers over time as necessary to remain competitive with market rates for officers at similarly sized public companies.

Annual Cash Incentive Awards

        Annual cash incentive awards are designed to provide participants with the opportunity to earn an annual cash payment based on the Company's overall performance and each officer's individual contributions to our success. In 2018, the Compensation Committee adopted a set of performance metrics to measure performance and determine the annual incentive for each of our Named Executive Officers. Under this approach, the Compensation Committee established financial and non-financial goals that are important to the ongoing success of the Company and were intended to drive desired short-term business performance by focusing executives on key objectives that position the Company for sustained growth. Further, the Compensation Committee believes that the metrics established for 2018 were closely aligned with the metrics that the market uses to evaluate the Company's performance. In April 2018, the Compensation Committee established target bonuses for each of Messrs. Redman, Smith, Sledge, Denholm and Howell of $700,000, $375,000, $425,000, $112,500, and $200,000, respectively. Each officer had the opportunity to earn a maximum bonus equal to 200% of his target award.

        Under the 2018 annual incentive program, 80% of each Named Executive Officer's annual bonus was based on the achievement of the following measures and threshold, target, and maximum performance goals:

Measure	Weighting	Threshold	Target	Maximum
Adjusted EBITDA per Share(1)	40%	$2.45	$3.22	$3.66
Year-End Net Debt to Adjusted EBITDA Ratio	20%	0.5	.25	.125
Safety—Total Recordable Incident Rate (TRIR)	20%	1.5	1.25	1.0

(1)
We define EBITDA as our net income (loss) before (i) interest expense, (ii) income taxes and (iii) depreciation and amortization. We define Adjusted EBITDA as EBITDA, plus (i) loss/(gain) on disposal of assets, (ii) (gain) on extinguishment of debt, (iii) stock based compensation, and (iv) other unusual or non-recurring (income)/expenses.

        The remaining 20% of the annual incentive were based upon attainment of individual and operational performance goals. With respect to such goals, the Compensation Committee evaluated performance factors not included in the objective incentive compensation component, focused on the individual contributions of our Named Executive Officers, productivity, the Named Executive Officers' evaluation of strategic growth opportunities and operational efficiency.

        Potential payouts under the 2018 annual incentive program range from 0% to 200% of the target. If performance falls between the specified performance levels, payments are determined via straight-line interpolation. If performance falls below the threshold performance level, no payments will be awarded.

Performance Level	Payout (as a % of Target Bonus)
Threshold	50%
Target	100%
Maximum	200%

  Achievement of 2018 Performance Measures and Determination of Payments

        For the year ended December 31, 2018, the Company delivered record operational and financial performance, resulting in the achievement of:

  •
  Adjusted EBITDA per Share of $4.46;

  •
  A Year-End Net Debt to Adjusted EBITDA Ratio of 0; and

  •
  A Total Recordable Incident Rate of 0.84.

        The Company's performance in each of these categories exceeded the level required for the maximum level of performance under the Company's cash incentive award plan.

        Further, with respect to the individual and operational performance goals, the Compensation Committee determined that, in light of the substantial contributions of each of the Company's Named Executive Officers in delivering superb operational and financial achievement during the year, the substantial contribution from each Named Executive Officer in completing the acquisition of pressure pumping assets from Pioneer, and the Company's achievement of a general and administrative expense ratio of 3.2%, which the Compensation Committee believes is substantially below the industry average, that the maximum level of performance for the individual and operational had been achieved.

        As a result of the Company's substantial outperformance of the 2018 performance measures, the Compensation Committee authorized payments under the cash incentive award plan of $1,400,000,

$750,000, $850,000, $250,000 and $400,000 to each of Messrs. Redman, Smith, Sledge, Denholm and Howell, respectively.

Long-Term Incentive Awards

        In connection with our initial public offering, the Board adopted the 2017 Incentive Award Plan in order to facilitate the grant of equity incentives to directors, employees (including the Named Executive Officers) and consultants of our Company and certain of its affiliates and to enable the Company and certain of its affiliates to obtain and retain the services of these individuals, which is essential to our long-term success. In order to further align the interests of our Named Executive Officers with stockholders, the Compensation Committee granted a combination of time-based and performance-based equity awards to Named Executive Officers in 2018. For each Named Executive Officer, the Compensation Committee awarded 50% of the value of each Named Executive Officer's long-term incentive awards in the form of restricted stock units (RSUs) that vest in three substantially equal annual installments commencing on the first anniversary of the grant date, subject to the Named Executive Officer's continued employment, and the remaining 50% of the value of each Named Executive Officer's long-term incentive awards in the form of performance share units (PSUs) that vest, if earned, following the completion of the applicable performance period subject to the Named Executive Officer's continued employment. The annual value of each Named Executive Officer's long-term incentive award is determined in conjunction with the Compensation Committee's annual compensation benchmarking analysis, with the price per share used for purposes of calculating the number of shares tied to a reference date used by the Compensation Committee in making compensation determinations.

        PSUs vest following the completion of a designated performance period and provide the recipient with the opportunity to earn shares of common stock. For the 2018 award, the Compensation Committee chose to use one performance measure—total stockholder return (TSR), as compared to the TSR of a designated peer group of companies—to determine payouts. For purposes of the 2018 PSU awards, recipients of PSUs may earn between 0% and 200% of the target number of shares based on ProPetro's TSR, as indicated in the following table. If performance falls between the specified performance levels, payouts will be determined via straight-line interpolation. If performance falls below the threshold performance level, no payouts will be awarded.

Performance Level	Payout (as a % of Target Number of PSUs Granted)
Threshold	50%
Target	100%
Maximum	200%

        The performance period for the 2018 PSU awards commenced on January 1, 2018 and ends on December 31, 2020. The 2018 performance peer group is comprised of the following 12 companies:

Basic Energy Services	C&J Energy Services	Calfrac Well Services
FTS International, Inc.	Keane Group Inc.	Liberty Oilfield Services
Patterson-UTI Energy, Inc.	Pioneer Energy Services Corp.	RPC Inc.
STEP Energy Services	Superior Energy Services, Inc.	Trican Well Services

        Accordingly, in April 2018, we made awards of RSUs and PSUs to our Named Executive Officers as follows.

Name	Number of RSUs	Number of PSUs
Dale Redman	72,254	72,254
Jeffrey Smith	28,902	28,902
David Sledge	26,012	26,012
Ian Denholm	5,058	5,058
Mark Howell	17,341	17,341

Other Compensation Policies

        Consistent with our goal of aligning compensation practices with stockholder interests, the Board has adopted, and the Compensation Committee administers, an Executive Compensation Claw-Back Policy and Executive Stock Ownership Policy.

        Executive Compensation Claw-Back Policy.    Under the terms of our Executive Compensation Claw-Back Policy, any incentive compensation, including equity awards, paid to an executive officer which was determined based on calculations of our performance against financial metrics will be subject to recovery by the Company in the event that the underlying financial metrics are negatively impacted by a restatement of our financial statements. In addition, incentive compensation, including equity awards, is subject to recovery by the Company where an executive engages in certain misconduct.

        Executive Stock Ownership Policy.    Under the Terms of our Executive Stock Ownership Policy, we have established equity ownership guidelines for our executive officers. Under these guidelines, the Chief Executive Officer must own shares of our common stock or certain equity awards with a value equal to not less than five times annual base pay, the Chief Financial Officer and Chief Operating Officer must own shares of our common stock or certain equity awards with a value equal to not less than three times annual base pay, and all other executive officers must own shares of our common stock or certain equity awards with a value equal to not less than one times their annual base pay. For our current Named Executive Officers, the deadline for compliance with these guidelines is September 11, 2023. In the event of an internal promotion or new hire being named an executive, such executive officer will have five years from the date of being named an executive officer to meet the share ownership guidelines. In calculating the value of shares of our common stock or certain equity awards held for purposes of determining compliance with the policy, such value is equal to the closing price per share on the measurement date, based on shares owned outright and unvested RSUs, with the value of such RSUs discounted by 40%. Option awards and PSUs are excluded from the calculation.

  Retirement Plans

        We currently maintain a 401(k) retirement savings plan for our employees who satisfy certain eligibility requirements. Our Named Executive Officers are eligible to participate in the 401(k) plan on the same terms as other full-time employees. The Internal Revenue Code, or the Code, allows eligible employees to defer a portion of their compensation, within prescribed limits, on a pre-tax basis through contributions to the 401(k) plan. Currently, we match contributions made by participants in the 401(k) plan up to a specified percentage of the employee contributions and we may make certain discretionary profit sharing contributions. Both the matching contributions and the profit sharing contributions vest in equal installments over five years of service, with accelerated vesting on retirement, death or disability. We believe that offering a vehicle for tax-deferred retirement savings through our 401(k) plan, and making matching contributions and profit sharing contributions that vest over time, add to the overall desirability of our executive compensation package and further incentivize our employees in accordance with our compensation policies. We do not maintain any defined benefit pension plans or deferred compensation plans.

Employee Benefits and Perquisites

        Health/Welfare Plans.    All of our full-time employees, including our Named Executive Officers, are eligible to participate in our health and welfare plans, including:

  •
  medical, dental and vision benefits;

  •
  medical and dependent care flexible spending accounts;

  •
  short-term and long-term disability insurance; and

  •
  life insurance.

        Vehicle Allowance Program.    In addition, Messrs. Redman, Smith and Sledge each participate in a vehicle allowance program.

        We believe the benefits and perquisites described above are necessary and appropriate to provide a competitive compensation package to our Named Executive Officers.

  No Tax Gross-Ups

        We do not make gross-up payments to cover our Named Executive Officers' personal income taxes that may pertain to any of the compensation or perquisites paid or provided by our Company.

REPORT OF THE COMPENSATION COMMITTEE

        The Compensation Committee has reviewed and discussed the above CD&A with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the CD&A be included in this proxy statement.

By the Compensation Committee of the Board of Directors,
Pryor Blackwell (Chair)
Steven Beal
Anthony Best

 EXECUTIVE COMPENSATION

Summary Compensation Table

        The following table summarizes the compensation provided by us to our Named Executive Officers for the fiscal years ended December 31, 2016, 2017 and 2018.

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)(1)	Option Awards ($)(1)	Non-equity incentive plan compensation ($)	All Other Compensation ($)(2)	Total ($)
Dale Redman	2018	684,615	—		3,360,534	—	1,400,000	19,248	5,464,397
Chief Executive Officer	2017	465,385	905,000		1,740,194	5,116,436		10,800	8,237,815
	2016	250,000	750,000		—	885,478		10,800	1,896,278
Jeffrey Smith	2018	500,000	—		1,344,232	—	750,000	16,887	2,611,119
Chief Financial Officer	2017	384,615	575,000		652,592	3,325,090		10,800	4,948,097
	2016	250,000	500,000		—	549,028		10,800	1,309,828
David Sledge	2018	425,000	—		1,209,818	—	850,000	16,887	2,501,705
Chief Operating Officer	2017	344,231	935,000		652,592	2,573,526		10,800	4,516,159
	2016	250,000	500,000		—	407,869		10,800	1,168,669
Ian Denholm	2018	214,846	135,254	(3)	235,248	—	250,000	—	835,348
Chief Accounting Officer	2017	162,058	307,527		53,848	72,863		—	596,296
Mark Howell	2018	284,616	—		806,530	—	400,000	1,200	1,492,346
General Counsel and Corporate	2017	197,116	175,000		435,069	72,863		28,626	908,674
Secretary

(1)
Reflects grant date fair value of stock awards granted in 2017 and 2018, option awards granted in 2016 and 2017 and incremental fair value of option awards modified in 2017, in each case as computed in accordance with FASB ASC Topic 718. For information regarding assumptions underlying the valuation of equity awards, see Note 14 of the Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2018. If the maximum payout were to be achieved with respect to the performance stock unit awards, the grant date value of such awards for Messrs. Redman, Smith, Sledge, Denholm and Howell would be equal to $1,557,330, $584,012, $584,012, $0, and $389,348 for the 2017 awards and $1,987,708, $795,094, $715,590, $139,146, and $477,051 for the 2018 awards, respectively. The actual amount realized upon settlement of PSU and RSU awards will depend upon the market price of the Company's stock on the settlement date.

(2)
Reflects $10,800 received by Messrs. Redman, Smith and Sledge pursuant to our Vehicle Allowance Program in 2016, 2017 and 2018, $6,087 incurred by the Company for spousal travel for each of Messrs. Redman, Smith and Sledge in 2018, and $2,361 incurred by the Company for a club membership for Mr. Redman in 2018. With respect to Mr. Howell, reflects the Company's matching contribution under our 401(k) plan for 2018 and the reimbursement of relocation expenses incurred by Mr. Howell in 2017.

(3)
Reflects payment to Mr. Denholm, subject to his continuous employment with the Company through March 22, 2019, associated with the cancellation of options held by Mr. Denholm in connection with our initial public offering.

Grant of Plan-Based Awards

									Grant Date Fair Value of Stock and Option Awards ($)(4)
		Estimate Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock (#)(3)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Dale Redman	4/18/2018	—	—	—	—	—	—	72,254	1,372,826
Chief Executive	4/18/2018	—	—	—	36,127	72,254	144,508	—	1,987,708
Officer	—	350,000	700,000	1,400,000	—	—	—	—	—
Jeffrey Smith	4/18/2018	—	—	—	—	—	—	28,902	549,138
Chief Financial	4/18/2018	—	—	—	14,451	28,902	57,804	—	795,094
Officer	—	187,500	375,000	750,000	—	—	—	—	—
David Sledge	4/18/2018	—	—	—	—	—	—	26,012	494,228
Chief Operating	4/18/2018	—	—	—	13,006	26,012	52,024	—	715,590
Officer	—	212,500	425,000	850,000	—	—	—	—	—
Ian Denholm	4/18/2018	—	—	—	—	—	—	5,058	96,102
Chief Accounting	4/18/2018	—	—	—	2,529	5,058	10,116	—	139,146
Officer	—	56,250	112,500	225,000	—	—	—	—	—
Mark Howell	4/18/2018	—	—	—	—	—	—	17,341	329,479
General Counsel and	4/18/2018	—	—	—	8,670	17,341	34,682	—	477,051
Corporate Secretary	—	100,000	200,000	400,000	—	—	—	—	—

(1)
Messrs. Redman, Smith, Sledge, Denholm and Howell each earned cash incentive awards equal to the maximum amount under this plan.

(2)
Reflects PSUs that may vest, if at all, based on the performance of the Company's stock relative to a peer group ending on December 31, 2020. PSUs provide the recipient with the opportunity to earn a number of shares of stock between 0% and 200% of the number of shares granted.

(3)
Reflects RSUs that vest in three substantially equal annual installments commencing on April 18, 2019.

(4)
Reflects grant date fair value of stock computed in accordance with FASB ASC Topic 718. For information regarding assumptions underlying the valuation of equity awards, see Note 14 of the Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2018.

Outstanding Equity Awards for Year Ended December 31, 2018

        The following table summarizes the number of shares of common stock underlying outstanding equity incentive plan awards for each Named Executive Officer as of December 31, 2018.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)		Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(4)	Market Value of Shares or Units of Stock That Have Not Vested ($)(5)	Equity Incentive Plan Awards: Number of Unearned Shares That Have Not Vested (#)(6)	Equity Incentive Plan Awards: Market Value of Unearned Shares That Have Not Vested ($)(5)
Dale Redman	699,852	(1)	—	$3.96	6/14/2023	—	—	—	—
	501,540	(2)	—	$2.25	7/19/2026	—	—	—	—
	29,997	(3)	89,991	$14.00	3/16/2027	—	—	—	—
	—		—	$—	—	48,380	596,042	—	—
	—		—	$—	—	72,254	890,169	—	—
	—		—	$—	—	—	—	72,569	894,050
	—		—	$—	—	—	—	72,254	890,169
Jeffrey Smith	699,852	(1)	—	$3.96	6/14/2023	—	—	—	—
	310,971	(2)	—	$2.25	7/19/2026	—	—	—	—
	29,997	(3)	89,991	$14.00	3/16/2027	—	—	—	—
	—		—	$—	—	18,143	223,522	—	—
	—		—	$—	—	28,902	356,073	—	—
	—		—	$—	—	—	—	27,214	335,276
	—		—	$—	—	—	—	28,902	356,073
David Sledge	586,755	(1)	—	$3.96	6/14/2023	—	—	—	—
	231,019	(2)	—	$2.25	7/19/2026	—	—	—	—
	29,997	(3)	89,991	$14.00	3/16/2027	—	—	—	—
	—		—	$—	—	18,143	223,522	—	—
	—		—	$—	—	26,012	320,468	—	—
	—		—	$—	—	—	—	27,214	335,276
	—		—	$—	—	—	—	26,012	320,468
Ian Denholm	5,437	(3)	16,313	$14.00	3/16/2027	—	—	—	—
	—		—	$—	—	2,710	33,387	—	—
	—		—	$—	—	5,058	62,315
	—		—	$—	—	—	—	5,058	62,315
Mark Howell	5,437	(3)	16,313	$14.00	3/16/2017	—	—	—	—
	—		—	$—	—	12,096	149,023	—	—
	—		—	$—	—	17,341	213,641	—	—
	—		—	$—	—	—	—	18,143	223,522
	—		—	$—	—	—	—	17,341	213,641

(1)
On June 14, 2013, Messrs. Redman, Smith and Sledge were each granted 699,852 options to purchase our common stock that vested in equal annual installments on June 14, 2014, June 14, 2015, June 14, 2016 and June 14, 2017. Mr. Sledge cashlessly exercised a portion of such options on March 16, 2017.

(2)
On July 19, 2016, Messrs. Redman, Smith and Sledge were granted 501,540, 310,971 and 231,019 options to purchase our common stock, respectively, that were originally scheduled to vest in equal installments December 31, 2016, June 30, 2017, December 31, 2017, June 30, 2018, and December 30, 2018. However, in connection with our initial public offering, we fully accelerated the vesting of the unvested portions of these options.

(3)
Reflects option awards granted in connection with our initial public offering on March 16, 2017. Such awards vest in four substantially equal annual installments commencing on the first anniversary of the grant date.

(4)
Reflects RSU awards granted on June 5, 2017 and April 18, 2018, respectively. Such awards vest in three substantially equal installments commencing on the first anniversary of the grant date.

(5)
Market values reflect the closing price of our common stock on December 31, 2018, equal to $12.32 per share.

(6)
Reflects target amount of PSUs granted on June 5, 2017 and April 18, 2018, respectively. Such awards may vest, if at all, based on the performance of the Company's stock relative to a peer group during a specified period. PSUs provide the recipient to earn a number of shares of stock between 0% and 200% of the number of shares granted.

2018 Option Exercises and Stock Vested

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Dale Redman	—	—	24,189	358,723
Jeffrey Smith	—	—	9,071	134,523
David Sledge	—	—	9,071	134,523
Ian Denholm	—	—	1,354	20,065
Mark Howell	—	—	6,047	89,677

Pension Benefits

        We do not sponsor any qualified or non-qualified defined benefit pension plans.

Nonqualified Deferred Compensation

Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)		Aggregate Balance at Last FYE ($)
Dale Redman(1)	—	—	(804,244)	6,702,030	(2)	—
Jeffrey Smith	—	—	—	—		—
David Sledge	—	—	—	—		—
Ian Denholm	—	—	—	—		—
Mark Howell	—	—	—	—		—

(1)
In connection with our initial public offering, we cancelled, as of the consummation of the initial public offering, 372,335 RSUs held by Mr. Redman. Pursuant to the terms of such cancellations, Mr. Redman received 372,335 shares of our common stock on March 22, 2018.

(2)
Reflects the closing stock price for our common stock of $18.00 per share on March 21, 2018, the date immediately preceding the date Mr. Redman received the shares described in footnote (1).

Potential Payments upon Termination or Change in Control

        Each of our Named Executive Officers, other than Mr. Denholm, is party to an employment agreement as described below. Pursuant to these agreements, these officers are entitled to certain severance benefits. In addition, the grant agreements relating to our Named Executive Officers' PSU and RSU awards provide for accelerated vesting under certain circumstances, including a "double-trigger" requirement in connection with a change in control. The table below quantifies amounts that would have been paid assuming the following events took place on December 31, 2018.

	Termination Without Cause or by Executive with Good Reason(1)(2)(3)					Termination Without Cause Following Change in Control(4)
Name	Salary ($)(5)	Bonus ($)(5)	Accelerated Vesting of Equity Awards ($)(6)	COBRA ($)(7)	Total ($)	Salary ($)(5)	Bonus ($)(5)	Accelerated Vesting of Equity Awards ($)(6)	COBRA ($)(7)	Total ($)
Dale Redman	700,000	780,000	1,488,773	5,991	2,974,764	700,000	780,000	3,270,430	5,991	4,756,421
Chief Executive Officer
Jeffrey Smith	500,000	500,000	565,722	5,991	1,571,713	500,000	500,000	1,270,944	5,991	2,276,935
Chief Financial Officer
David Sledge	425,000	500,000	553,846	5,991	1,484,837	425,000	500,000	1,199,734	5,991	2,130,725
Chief Operating Officer
Ian Denholm	—	—	37,453	—	37,453	—	—	158,016	—	158,016
Chief Accounting Officer(8)
Mark Howell	300,000	175,000	369,230	5,991	850,221	300,000	175,000	799,827	5,991	1,280,818
General Counsel and Corporate Secretary

(1)
Reflects payments made upon termination without cause, by an Executive with Good Reason, or as a result of death, Disability, or Retirement. "Disability" is defined in each employment agreement as such executive's inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that can be expected to last for a continuous period of not less than twelve (12) months "Retirement" is defined for purposes of the equity award grants as such executive's termination of employment after attaining age 60 and having accrued ten years of service with the Company or its subsidiaries.

(2)
Cause. Under each Named Executive Officer's employment agreement and equity award agreement, "Cause" is defined as (i) the executive's willful failure to substantially perform his duties, (ii) the executive's willful failure to carry out, or comply with, in any material respect any lawful directive of our board of directors, (iii) the executive's commission at any time of any act or omission that results in, or may reasonably be expected to result in, a conviction, a plea of no contest, plea of nolo contendere or imposition of unadjudicated probation for any felony or crime involving moral turpitude; (iv) the executive's unlawful use (including being under the influence) or possession of illegal drugs on the Company's premises or while performing the executive's duties and responsibilities; (v) the executive's commission at any time of any act of fraud, embezzlement, misappropriation, misconduct, conversion of assets of the Company or breach of fiduciary duty against the Company or (vi) the executive's material breach of the employment agreement or any other agreement with the Company, subject to certain procedural requirements.

(3)
Good Reason. Under each Named Executive Officer's employment agreement and equity award agreement, "Good Reason" is defined as (i) a material diminution in the executive's authority, duties or responsibilities, (ii) a material diminution in base compensation or (iii) any other action or inaction that constitutes a material breach of the employment agreement by the Company, in each case subject to certain procedural requirements.

(4)
Change in Control. For purposes of the acceleration of unvested PSUs and RSUs, "Change in Control" has the same meaning as defined in the Company's 2017 Incentive Award Plan.

(5)
Cash Severance. Pursuant to the employment agreements, upon termination of employment by the Company without Cause or by the executive for Good Reason, each Named Executive Officer will receive the sum of his then current annual base salary and his annual bonus for the immediately preceding calendar year, payable in installments over the year following termination.

(6)
Long-Term Incentive. In the event of a termination of employment of a Named Executive Officer due to death, Retirement or disability, (i) all unvested RSUs that would have vested had the Named Executive Officer continued his service during the 12 months following the termination will vest on such termination or resignation date, and (ii) with respect to any unvested PSUs, if such termination of employment occurs within one year prior to the last date of the applicable performance period, the Named Executive Officer's unvested PSUs will remain eligible to vest when such PSUs would have otherwise vested following the end of the applicable performance period. In the event of a termination of the Named Executive Officer by the Company without Cause upon or within one year following a Change in Control, all unvested RSUs and PSUs will immediately vest based on performance as of the date of the Change in Control. In the event of a termination of employment of a Named Executive Officer for any other reason, all unvested RSUs and PSUs will be forfeited immediately upon the termination.

(7)
Other Benefits and Perquisites. Pursuant to each Named Executive Officer's employment agreement, in addition to the above cash severance benefits, upon termination of employment by the Company without Cause or by the executive for Good Reason, the Company will continue to provide each Named Executive Officer with health benefits for up to one year upon termination.

(8)
Mr. Denholm is not a party to an employment agreement. Therefore, in the event of a termination of Mr. Denholm's employment by the Company without Cause or by Mr. Denholm for Good Reason, he would not be able to receive the cash severance and other benefits and perquisites described in notes (5) and (7) above.

Employment Agreements

        We are party to employment agreements with each of Messrs. Redman, Smith, Sledge, and Howell, providing for their respective positions as Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, and General Counsel and Corporate Secretary. We have not entered into an employment agreement with Mr. Denholm. The employment agreements provide for an initial two-year term with an automatic renewal for successive one year terms unless either party gives notice of non-extension to the other no later than 90 days prior to the expiration of the then-applicable term.

        For Messrs. Redman, Smith and Sledge, the employment agreements provide that such executive will be eligible to receive an annual cash bonus in an amount up to 50% of the executive's annual base salary, based upon individual and Company annual performance targets established by the Board in its sole discretion. Mr. Howell's employment agreement provides that he will be eligible to receive an annual cash bonus in an amount commensurate with other public company executive officers, based upon individual and Company annual performance targets established by the Board in its sole discretion, and equity awards on a basis commensurate with other public company executive officers. In addition, Mr. Howell's employment agreement provided for a reimbursement for all reasonable expenses that he incurred in connection with his relocation to the Midland, Texas area.

        Pursuant to the employment agreements, upon termination of employment by the Company without Cause or by the executive for Good Reason, each executive will receive the sum of his then current annual base salary and his annual bonus for the immediately preceding calendar year, payable over the year following termination, as well as subsidized COBRA premiums for such period. Each executive will be required to execute a release of claims in favor of the Company in order to receive his severance benefits.

        The agreements contain noncompetition covenants that apply through one year following termination of employment and non-solicitation covenants that apply through three years following termination of employment.

Director Compensation

        Our employee directors and our directors that were affiliated with Energy Capital Partners prior to their departures on May 18, 2018 are not separately compensated for their service as a director. In addition, Mr. Berg has elected not to be compensated for his service as a director. We have adopted a non-employee director compensation policy applicable to our non-employee directors who were not affiliated with Energy Capital Partners and who have elected to participate. Under this policy, each eligible non-employee director receives an annual cash retainer of $55,000. Further, the Chairperson of the Board receives an additional annual cash retainer of $15,000, and the Chairpersons of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee receives an additional annual cash retainer of $15,000, $10,000, and $10,000, respectively. Also, pursuant to the non-employee director compensation policy, each director is eligible to receive an annual grant of RSUs with a grant date fair value of $100,000, pro-rated for directors who join during the year. Director awards of RSUs vest in full on the earliest to occur of the first anniversary of the grant date, the day immediately preceding the first annual meeting of stockholders following the grant date, and the occurrence of a Change in Control, subject to continuous service through the applicable vesting date. The members of the Board are entitled to reimbursement of expenses incurred in connection with attendance at Board and committee meetings in accordance with Company policy.

        In connection with our initial public offering, we adopted a non-employee director stock ownership policy that is applicable to all of our eligible non-employee directors who are not affiliates of Energy Capital Partners. Pursuant to this policy, each eligible non-employee director who is not affiliated with Energy Capital Partners is encouraged to hold, on and following the later of the fifth anniversary of (i) the closing of our initial public offering and (ii) the non-employee director's election or appointment to the Board, shares of our common stock or certain equity awards (valued based on the closing price of our common stock) with a value equal to or in excess of 300% of the non-employee director's annual cash retainer, as such threshold may be amended by our Nominating and Corporate Governance Committee from time to time. In calculating the value of shares of our common stock or certain equity awards held for purposes of determining compliance with the policy, such value is equal to the closing price per share on the measurement date, based on shares owned outright and unvested RSUs with the value of such RSUs discounted by 40%. Option awards and PSUs are excluded from the calculation.

        The following table summarizes the annual compensation for our non-employee directors during 2018.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)	Total ($)
Spencer D. Armour III	70,778	99,999	—	170,777
Steven Beal	70,000	99,999	—	169,999
Mark S. Berg(3)	—	—	—	—
Anthony Best(4)	50,721	126,263	—	176,984
Pryor Blackwell(4)	64,222	155,698	—	219,920
Schuyler Coppedge(5)	—	—	—	—
Alan E. Douglas	55,000	99,999	—	154,999
Matt Himler(5)	—	—	—	—
Peter Labbatt(5)	—	—	—	—
Royce W. Mitchell(3)	—	—	—	—
Jack B. Moore	65,000	99,999	—	164,999

(1)
Reflects retainer payments made pursuant to the Non-Employee Director Compensation Policy. With respect to Messrs. Armour and Blackwell, includes pro-rated payments associated with each director's service as Chair of Compensation Committee during 2018.

(2)
Reflects grant date fair value of RSU award on the date of grant computed in accordance with FASB ASC Topic 718. For information regarding assumptions underlying the valuation of equity awards, see Note 14 of the Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2018.

  The following table sets forth the aggregate number of stock awards and the aggregate number of option awards held by each of our non-employee directors on December 31, 2018.

Name	Aggregate Number of Stock Awards (#)	Aggregate Number of Stock Options (#)
Spencer D. Armour III	14,301	772,774
Steven Beal	14,301	—
Mark S. Berg	—	—
Anthony Best	8,149	—
Pryor Blackwell	9,384	—
Alan E. Douglas	14,301	—
Royce W. Mitchell	—	—
Jack B. Moore	14,301	—
(3)
Messrs. Berg and Mitchell began their service as directors on February 11, 2019 and did not receive any compensation from us during 2018.

(4)
With respect to Mr. Blackwell and Mr. Best, stock awards reflect pro-rated award issued in 2018 in connection with joining our Board in December 2017 and January 2018, respectively.

(5)
Messrs. Coppedge, Himler and Labbat were affiliated with Energy Capital Partners and were not separately compensated for their services as directors. Mr. Himler resigned as a director effective as of January 29, 2018. Messrs. Labbat and Coppedge resigned as a director effective as of May 18, 2018.

CEO Pay Ratio

        As of December 31, 2018 the Company employed 1,579 people, all in the United States. Using a consistently applied compensation measure, we determined as of December 31, 2018 the total annual cash compensation of each of our employees (excluding our Chief Executive Officer), and then identified the "median employee" within our employee population.

        To identify the median compensated employee, we used total annual cash compensation, including base salary, actual bonus paid and overtime and allowances as applicable. Salaries were annualized for those full and part-time employees who did not work for the full year. Reasonable estimates of cash compensation were made for those employees who were hired during 2018 using current base salary and target bonus amounts and any overtime or allowances paid during 2018. In determining the annual total compensation of the median employee, we calculated such employee's compensation in accordance with Item 402(c)(2)(x) of Regulation S-K as required pursuant to SEC executive compensation rules, which resulted in annual total compensation for the median employee was $90,148. This calculation is the same calculation used to determine total compensation for purposes of the 2018 Summary Compensation Table with respect to each of the Named Executive Officers.

        Our Chief Executive Officer's 2018 total compensation was $5,464,397. Therefore, the ratio of our Chief Executive Officer's compensation to the median employee's compensation was 61 to 1 for 2018.

        SEC rules do not specify a single methodology for identification of the median employee, and other companies may use assumptions and methodologies that are different from those used by us in calculating their pay ratio. Accordingly, the pay ratio disclosed by other companies may not be comparable to the Company's pay ratio as disclosed above. Neither the Compensation Committee nor management of ProPetro used the pay ratio measure in making compensation decisions.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Principal Stockholders

        The following table presents certain information as of April 1, 2019, based on 100,294,098 shares of common stock outstanding as of such date, as to:

  •
  each stockholder known by us to be the beneficial owner of more than five percent of our outstanding shares of common stock,

  •
  each director and director nominee,

  •
  each Named Executive Officer, and

  •
  all current directors and executive officers as a group.

	Shares Beneficially Owned
Name of Beneficial Owner(1)	Number	Percentage
5% Stockholders
Pioneer Natural Resources Company(2)	16,600,000	16.6%
BlackRock, Inc.(3)	11,550,385	11.5%
The Vanguard Group(4)	9,863,243	9.8%
Wellington Management Group LLP(5)	9,552,104	9.5%
Directors and Named Executive Officers(6)
Dale Redman	1,707,673	1.7%
Jeffrey Smith	1,142,513	1.1%
David Sledge	901,602	*
Ian Denholm	14,821	*
Mark Howell	26,747	*
Spencer D. Armour III	697,075	*
Steven Beal	29,301	*
Mark S. Berg	—	*
Anthony Best	8,149	*
Pryor Blackwell	37,575	*
Alan E. Douglas	14,301	*
Royce W. Mitchell	1,958	*
Jack B. Moore	14,301	*
All Directors, Director Nominees and Executive Officers as a group (13 persons)	4,596,016	4.4%

*
Less than 1%.

(1)
Unless otherwise indicated, the address for each beneficial owners in this table is c/o ProPetro Holding Corp., 1706 S. Midkiff, Bldg. B, Midland, Texas 79701.

(2)
Based on a Schedule 13D filed on January 7, 2019. Represents shares of our common stock beneficially owned by Pioneer Natural Resources Company ("Pioneer"). The shares of our common stock are directly owned by Pioneer Natural Resources Pumping Services LLC, a wholly owned subsidiary of Pioneer Natural Resources USA, Inc., which is a wholly owned subsidiary of Pioneer. The address of Pioneer and its subsidiaries is 5205 N. O'Connor Blvd., Suite 200, Irving, Texas 75039-3746.

(3)
Based on a Schedule 13G filed on January 31, 2019. Represents shares of our common stock held by BlackRock, Inc. and certain of its affiliates, referred to collectively as BlackRock. BlackRock has sole voting power over 11,025,514 shares and sole dispositive power over 11,550,385 shares. The address for BlackRock is 55 East 52nd Street, New York, New York 10055.

(4)
Based on a Schedule 13G Filed on February 12, 2019. Represents (i) 12,081shares over which The Vanguard Group has shared voting power, and (ii) 152,524 over which The Vanguard Group has shared dispositive power. Vanguard Fiduciary Trust Company, a wholly owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 140,443 shares as a result of its serving as investment manager of collective trust accounts. Vanguard Investments Australia, Ltd., a wholly owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 19,132 shares as a result of its serving as investment manager of Australian investment offerings. The address for these entities is 100 Vanguard Blvd., Malvern, PA 19355.

(5)
Based on a Schedule 13G filed on February 12, 2019. Includes 9,552,104 shares owned beneficially by Wellington Management Group LLP, Wellington Group Holdings LLP, and Wellington Investment Advisors Holdings LLP, and 9,278,236 owned beneficially by Wellington Management Company LLP. These securities are owned of record by clients of the Wellington Investment Advisers. Wellington Investment Advisors Holdings LLP controls directly, or indirectly through Wellington Management Global Holdings, Ltd., the Wellington Investment Advisers. Wellington Investment Advisors Holdings LLP is owned by Wellington Group Holdings LLP. Wellington Group Holdings LLP is owned by Wellington Management Group LLP. The address for Wellington is 280 Congress Street, Boston, MA 02210.

(6)
For each officer and director, includes shares of common stock that are issuable pursuant to options that are currently exercisable or exercisable within 60 days, and RSUs that are eligible to vest within 60 days.

Executive Officers

        Our executive officers serve at the direction of our Board. All of our executive officers are listed in the following table, and certain information concerning those officers, except for Mr. Redman, who is a member of the Board, follows the table:

Name	Age	Position with ProPetro Holding Corp.
Dale Redman	58	Chief Executive Officer and Director
Jeffrey Smith	59	Chief Financial Officer
David Sledge	62	Chief Operating Officer
Ian Denholm	30	Chief Accounting Officer
Mark Howell	40	General Counsel and Corporate Secretary

Jeffrey Smith

        Jeffrey Smith is a co-founder of ProPetro and has been our Chief Financial Officer since 2005. Mr. Smith has over 33 years of accounting and financial experience. Prior to joining the Company, Mr. Smith served as President of Nittany Enterprises from 1991 to 2005, and before that Mr. Smith served as Chief Financial Officer for Southmark Commercial Management Inc., a national commercial real estate company. Mr. Smith is a licensed certified public accountant. Mr. Smith received a B.B.A. in Finance from Penn State University and a M.B.A. from the University of Michigan.

David Sledge

        David Sledge has served as our Chief Operating Officer since 2011. Mr. Sledge has over 37 years of experience in the energy services industry, Mr. Sledge currently serves on the Board of Directors for Comstock Resources, Inc. where he has served since 1996. Prior to joining ProPetro Mr. Sledge was Vice President—Drilling for Basic Energy Services from 2007 to 2009. Mr. Sledge was President and

Chief Operating Officer of Sledge Drilling Corp., which was sold to Basic Energy Services in 2007. Mr. Sledge received a B.B.A. in Management from Baylor University.

Ian Denholm

        Ian Denholm has served as our Chief Accounting Officer since August 2017. Prior to his appointment, Mr. Denholm served as our Director of Finance, and served as Chief Financial Officer of Academy Drilling from 2011 until its acquisition by ProPetro. Mr. Denholm holds both a Bachelor's and Master's degree in Accounting from Texas Tech University.

Mark Howell

        Mark Howell has served as our General Counsel and Corporate Secretary since March 2017. Prior to joining ProPetro, Mr. Howell served Anthem, Inc. as Associate General Counsel—Corporate Securities and Finance from September 2015, and Vantage Drilling Company, an international oil and gas services company, in various legal roles from 2010 to 2015, including as Legal Director from 2011 and General Counsel from 2014. Prior to joining Vantage, Mr. Howell worked as an attorney focused on corporate and securities law and oil and gas transactions at Burleson Cooke LLP and Andrews Kurth LLP. Mr. Howell holds a Doctorate of Jurisprudence from South Texas College of Law and a B.A. from the University of Texas.

 PROPOSAL 2

REMOVAL OF INOPERATIVE PROVISIONS IN THE COMPANY'S CERTIFICATE OF INCORPORATION

        Upon the recommendation of the Nominating and Corporate Governance Committee, the Board has approved, and recommends that the Company's stockholders approve, a proposal to amend and restate the Company's Certificate of Incorporation to remove certain inoperative provisions (the "Inoperative Provisions Amendment"), as described in further detail below.

        Prior to our initial public offering, the majority of our common stock was owned by Energy Capital Partners and certain of its affiliates. Further, the Company was a party to that certain Stockholders Agreement, dated as of March 22, 2017, by and among the Company, on the one hand, and Energy Capital Partners II, LP and certain of its affiliates (the "ECP Stockholders"), on the other hand. The Stockholders Agreement granted the ECP Stockholders the right to designate nominees for election to the Board, information and access rights and certain approval rights, so long as the ECP Stockholders continued to own shares of our outstanding common stock above certain thresholds set forth in the Company's Certificate of Incorporation. The ECP Stockholders no longer own shares of our outstanding common stock; therefore, the Stockholders Agreement is no longer effective and certain provisions of the Company's Certificate of Incorporation relating to the ECP Stockholders have become inoperative.

        In addition, certain provisions of the Company's Certificate of Incorporation were adopted in connection with the Corporation's initial public offering, but have since become inoperative.

        The full text of the proposed Amended and Restated Certification of Incorporation of the Company (without giving effect to the proposed amendments to the Certificate of Incorporation that are the subject of Proposal No. 3 and Proposal No. 4) that would become effective upon its filing with the Secretary of State of the State of Delaware following stockholder approval of this Proposal No. 2 is attached to this proxy statement as Appendix A, with additions of text indicated by underlining and deletions of text indicated by strike-outs.

        In general, the inoperative provisions of the Company's Certificate of Incorporation that would be removed in the proposed Amended and Restated Certification of Incorporation are as follows:

  •
  The references to the Company's conversion from a Texas corporation to a Delaware corporation. In connection with the Company's initial public offering, the conversion occurred, and these provisions are now inoperative.

  •
  The references to Series A Preferred Stock and the Common Stock Split. In connection with the Company's initial public offering, all outstanding shares of the Company's Series A Preferred Stock were converted into common stock and the Common Stock Split (as defined in the Certificate of Incorporation) occurred. These provisions are now inoperative.

  •
  The right of the ECP Stockholders to call special meetings of the Company so long as the ECP Stockholders beneficially own at least 20% of the voting power of the outstanding stock of the Company. The ECP Stockholders beneficially own less than 20% of the voting power of the outstanding stock of the Company; therefore, this provision is now inoperative.

  •
  The right of the Company's stockholders to amend the Company's bylaws by a majority vote so long as the ECP Stockholders beneficially own in the aggregate at least 50% of the voting power of the outstanding stock of the Company. The ECP Stockholders beneficially own less than 50% of the voting power of the outstanding stock of the Company; therefore, this provision is now inoperative.

  •
  The right of the ECP Stockholders to act by written consent so long as the ECP Stockholders beneficially own in the aggregate at least 50% of the voting power of the outstanding stock of the Company. The ECP Stockholders beneficially own less than 50% of the voting power of the outstanding stock of the Company; therefore, this provision is now inoperative.

  •
  The right of the Company's stockholders to amend the Company's Certificate of Incorporation by a majority vote so long as the ECP Stockholders beneficially own in the aggregate at least 50% of the voting power of the outstanding stock of the Company. The ECP Stockholders beneficially own less than 50% of the voting power of the outstanding stock of the Company; therefore, this provision is now inoperative.

        Subject to stockholder approval of this Proposal No. 2, promptly following the annual meeting, the Board will make conforming changes to the Company's bylaws to eliminate similar inoperative provisions.

Vote Required

        The Inoperative Provisions Amendment requires the approval of the holders of at least 66 2/3% of the outstanding shares of common stock of the Corporation. Abstentions, broker non-votes and failures to vote will have the same effect as a vote "AGAINST" Proposal No. 2.

Board Recommendation

        The Board unanimously recommends a vote "FOR" the Inoperative Provisions Amendment.

 PROPOSAL 3

REMOVAL OF SUPERMAJORITY VOTING PROVISION IN THE COMPANY'S CERTIFICATE OF INCORPORATION TO AMEND THE BYLAWS

        Upon the recommendation of the Nominating and Corporate Governance Committee, the Board has approved, and recommends that the Company's stockholders approve, a proposal to amend and restate the Company's Certificate of Incorporation to remove the following supermajority voting requirement for the Company's stockholders to amend the Company's Bylaws (the "Bylaws Voting Amendment"):

  •
  Article Eighth of the Company's Certificate of Incorporation provides that the Company's stockholders may make new bylaws or alter, amend or repeal the bylaws only with the affirmative vote of at least 66-2/3% of the voting power of the outstanding stock of the Company.

        If this Proposal No. 3 is approved, the supermajority voting requirement with respect to the Company's bylaws set forth in Article Eighth of the Corporation's Certificate of Incorporation will be replaced with a provision that permits a majority of the voting power of the outstanding shares of the stock of the Company to make new bylaws or alter, amend or repeal the bylaws.

        The Board believes that the Delaware General Corporation Law (the "DGCL"), other provisions in the Certificate of Incorporation, existing corporate governance practices, and the adoption of a majority of the voting power of the outstanding shares voting standard adequately protect our stockholders and renders the Company's current supermajority vote requirement to amend the Company's bylaws no longer necessary.

        The full text of the proposed amendment to Article Eighth of the Company's Certificate of Incorporation (without giving effect to the proposed amendments to the Certificate of Incorporation that are the subject of Proposal No. 2 and Proposal No. 4) is attached to this proxy statement as Appendix B, with additions of text indicated by underlining and deletions of text indicated by strike-outs.

        Subject to stockholder approval of this Proposal No. 3, promptly following the annual meeting, the Board will make conforming changes to the Company's bylaws to eliminate similar supermajority voting provisions.

Vote Required

        The Bylaws Voting Amendment requires the approval of the holders of at least 66-2/3% of the outstanding shares of common stock of the Company. Abstentions, broker non-votes and failures to vote will have the same effect as a vote "AGAINST" Proposal No. 3.

Board Recommendation

        The Board unanimously recommends a vote "FOR" the Bylaws Voting Amendment.

 PROPOSAL 4

REMOVAL OF SUPERMAJORITY VOTING PROVISION IN THE COMPANY'S CERTIFICATE OF INCORPORATION TO AMEND THE CERTIFICATE OF INCORPORATION

        Upon the recommendation of the Nominating and Corporate Governance Committee, the Board has approved, and recommends that the Company's stockholders approve, a proposal to amend and restate the Company's Certificate of Incorporation to remove the following supermajority voting requirement for the Company's stockholders to amend the Company's Certificate of Incorporation (the "Charter Voting Amendment"):

  •
  Article Fourteenth of the Company's Certificate of Incorporation provides that the Company's stockholders may not alter, amend or repeal or adopt any provisions of the Company's Certificate of Incorporation without the approval of the holders of at least 66-2/3% of the voting power of the outstanding stock of the Company.

        If this Proposal No. 4 is approved, then the supermajority voting requirement with respect to the Company's Certificate of Incorporation set forth in Article Fourteenth of the Company's Certificate of Incorporation will be removed, and the rights of the Company's stockholders relating to their ability to alter, amend or repeal or adopt any provisions of the Company's Certificate of Incorporation will be as set forth in the DGCL. The DGCL currently provides that amendments to a Delaware corporation's certificate of incorporation must be approved by a majority of the outstanding stock entitled to vote thereon and a majority of the outstanding stock of each class entitled to vote thereon, each voting as a separate class.

        The Board believes that the DGCL voting standard, other provisions in the Certificate of Incorporation and the Company's existing corporate governance practices adequately protect our stockholders and renders the Company's current supermajority vote requirement to amend the Company's Certificate of Incorporation no longer necessary.

        The full text of the proposed amendment to Article Fourteenth of the Company's Certificate of Incorporation (without giving effect to the proposed amendments to the Certificate of Incorporation that are the subject of Proposal No. 2 and Proposal No. 3) is attached to this proxy statement as Appendix C, with additions of text indicated by underlining and deletions of text indicated by strike-outs.

        Subject to stockholder approval of this Proposal No. 4, promptly following the annual meeting, the Board will make conforming changes to the Company's Bylaws to eliminate similar supermajority voting provisions.

Vote Required

        The Charter Voting Amendment requires the approval of the holders of at least 66-2/3% of the outstanding shares of common stock of the Company. Abstentions, broker non-votes and failures to vote will have the same effect as a vote "AGAINST" Proposal No. 4.

Board Recommendation

        The Board unanimously recommends a vote "FOR" the Charter Voting Amendment.

 PROPOSAL 5

ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

        We are asking stockholders to approve, on a non-binding advisory basis, the compensation of our Named Executive Officers as disclosed in this proxy statement. As described above in "Compensation Discussion and Analysis," the Compensation Committee has structured our executive compensation program to achieve the following key objectives:

  •
  attract, reward and retain the highest quality executive officers;

  •
  recognize individual performance and the performance of the Company relative to the performance of other companies of comparable size, complexity and quality;

  •
  provide motivation toward, and reward the accomplishment of, corporate annual objectives;

  •
  align executive officers' compensation to stockholder interests; and

  •
  align executive officers' incentives with both the short-term and long-term goals of the Company.

        We urge stockholders to read "Compensation Discussion and Analysis" beginning on page 17 of this proxy statement, which describes in more detail how our executive compensation policies and procedures operate and are designed to achieve our compensation objectives, as well as "Executive Compensation" and the related compensation tables and narrative therein beginning on page 24, which provide detailed information on the compensation of our Named Executive Officers. The Compensation Committee and the Board believe that the policies and procedures articulated in "Compensation Discussion and Analysis" are effective in achieving our goals and that the compensation of our Named Executive Officers reported in this proxy statement has and will contribute to the Company's recent and long-term success.

        In accordance with Section 14A of the Exchange Act, and as a matter of good corporate governance, we are asking stockholders to approve the following resolution at the annual meeting:

        RESOLVED, that the stockholders of ProPetro Holding Corp. (the "Company") approve, on a non-binding advisory basis, the compensation of the Company's Named Executive Officers as disclosed in the Compensation Discussion and Analysis and Executive Compensation sections and the related compensation tables, notes and narrative in the proxy statement for the Company's 2019 annual meeting.

Vote Required

        This advisory resolution, commonly referred to as a "say-on-pay" resolution, is non-binding on the Board. Although non-binding, the Board and the Compensation Committee will review and consider the voting results when making future decisions regarding our executive compensation program.

        The affirmative "FOR" vote of the holders of a majority of the shares represented at the meeting, in person or by proxy, and entitled to vote is required to approve this Proposal No. 5. Brokers do not have discretion to vote on this proposal without your instruction. If you do not instruct your broker how to vote on this proposal, your broker will deliver a non-vote on this proposal. Abstentions will have the same effect as a vote "AGAINST" Proposal No. 5. Broker non-votes will have no effect on Proposal No. 5.

        We currently intend to hold the next non-binding advisory vote to approve the compensation of our Named Executive Officers at our 2020 annual meeting of stockholders, unless our Board modifies its policy of holding this vote on an annual basis, particularly after considering the results of the vote on Proposal 6.

Board Recommendation

        The Board unanimously recommends a vote "FOR" this Proposal No. 5.

 PROPOSAL 6

ADVISORY VOTE ON THE FREQUENCY OF
FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

        Pursuant to Section 14A of the Exchange Act, we are asking the Company's stockholders to vote on whether future advisory votes on executive compensation of the nature reflected in Proposal 5 above should occur every year, every two years or every three years. This is our first frequency vote and such frequency vote must occur at least once every six years.

        After careful consideration, the Board concluded that an annual advisory vote on executive compensation is the most appropriate alternative for the Company. The Board considered various factors in reaching its conclusion, including, among others, stockholders' ability to provide input on executive compensation and corporate governance matters, stockholder feedback and market practices. The Board believes that an annual advisory vote on executive compensation will allow our stockholders to provide timely, direct input on the Company's executive compensation philosophy, policies and practices as disclosed in the Company's proxy statement each year, which is consistent with the Company's efforts to engage in an ongoing dialogue with our stockholders on executive compensation and corporate governance matters.

        Prior to voting on this proposal, we urge stockholders to read "Compensation Discussion and Analysis" beginning on page 17 of this proxy statement, which describes in more detail how our executive compensation policies and procedures operate and are designed to achieve our compensation objectives, as well as "Executive Compensation" and the related compensation tables and narrative therein beginning on page 24, which provide detailed information on the compensation of our Named Executive Officers.

        Stockholders will be able to specify one of four choices for this proposal on the proxy card: "ONE YEAR", "TWO YEARS", "THREE YEARS" or "ABSTAIN". Stockholders are not voting to approve or disapprove the Board's recommendation. This advisory vote on the frequency of future advisory votes on executive compensation is not binding on the Board or the Company in any way. Notwithstanding the Board's recommendation and the outcome of the stockholder vote, the Board may in the future decide to conduct advisory votes on a more or less frequent basis and may vary its practice based on factors such as discussions with stockholders and the adoption of material changes to our executive compensation programs.

Vote Required

        The proposal regarding the frequency of future advisory votes on executive compensation requires the approval of a plurality of the votes cast. This means that the frequency option that receives the greatest number of votes cast will be considered the preference of the Company's stockholders.

Board Recommendation

        The Board unanimously recommends a vote of "ONE YEAR" this Proposal No. 6.

 PROPOSAL 7

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee has selected Deloitte & Touche LLP, independent registered public accounting firm, to audit our consolidated financial statements for the fiscal year ending December 31, 2019. Deloitte & Touche LLP has served as our independent registered public accounting firm since 2013. We are asking the stockholders to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019. Deloitte & Touche LLP was appointed by the Audit Committee in accordance with its charter.

        In the event stockholders fail to ratify the appointment, the Audit Committee may reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Audit Committee determines that such a change would be in our and our stockholders' best interests. The Audit Committee has pre-approved all services provided by Deloitte & Touche LLP.

        It is expected that one or more representatives of Deloitte & Touche LLP will be available to participate in the 2019 annual meeting and will be given the opportunity to make a statement if they so desire. It also is expected that the representative(s) will be available to respond to appropriate questions from the stockholders.

Vote Required

        The approval of the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019 requires the affirmative vote of the holders of a majority of the shares represented at the meeting, in person or by proxy, and entitled to vote. As a result, abstentions will have the same effect as votes against this proposal. We do not expect any broker non-votes in connection with this proposal.

Board Recommendation

        The Board unanimously recommends that you vote "FOR" the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019.

 OTHER MATTERS

Certain Relationships and Related Party Transactions

Related Party Transactions

        We lease our corporate offices from PD Properties, an entity owned by Dale Redman, pursuant to a five-year lease agreement with a five-year extension option requiring a base rent of $72,000 per year. We also lease five properties adjacent to the corporate office from South Midkiff Partners LLC, an entity owned jointly by Dale Redman, David Sledge, Spencer Armour and Jeff Smith, with annual base rents of $30,000, $30,000, $90,000, $90,000 and $180,000.

        We paid Dale Redman, our Chief Executive Officer, $393,034 for the year ended December 31, 2018, for reimbursement of costs incurred through use of his aircraft.

        We rent certain flowback equipment from PD Properties, an entity owned by Dale Redman, our Chief Executive Officer. For the year ended December 31, 2017, we paid $192,000 under this lease.

        We lease a property adjacent to our corporate headquarters from Industrial Loop Partners, LLC, an entity wholly owned by an affiliate of Bandera Ventures. For the year ended December 31, 2018, we paid $345,250 under the lease. The lease has a remaining term of approximately six years. Mr. Blackwell, one of our directors, through his approximately 33% interest in Bandera Ventures, may be deemed an indirect beneficiary of this lease.

        Jordan Frosch is our Sales Manager and the son-in-law of Dale Redman. Mr. Frosch received total compensation of approximately $530,511 for his services for the year ended December 31, 2018.

        Sam Sledge is our Investor Relations Director and the son of David Sledge. Sam Sledge received total compensation of approximately $717,481 for his services for the year ended December 31, 2018.

        Morgan Stovall is our Corporate Controller and the daughter of Jeffrey Smith. Ms. Stovall received total compensation of approximately $338,873 for her services for the year ended December 31, 2018.

        In November 2017, we entered into a five-year extension to an existing sand supply agreement to provide Texas-sourced frac sand ("Texas sand"), which is in high demand from our customers. Texas sand provided under the supply agreement will primarily be sourced from a mine located on land owned by an oil and gas exploration company in which our Chief Executive Officer, Dale Redman, owns a 44% interest. Accordingly, Mr. Redman may be considered an indirect beneficiary of payments made under the lease between our supplier and the landowner. The supply agreement was negotiated by officers of the Company without the involvement of Mr. Redman, and reviewed and approved by the Audit Committee pursuant to its authority under our Related Party Transactions Policy. In considering the approval of the supply agreement, the Audit Committee retained independent legal and commercial expertise to assist in the evaluation of the agreement's commercial terms. Following its evaluation, the Audit Committee determined that the pricing and other provisions of the agreement reflected market terms, that the agreement reflected an arm's length negotiation, and that entry into the agreement was advisable and in the best interests of the Company. For the year ended December 31, 2018, the Company purchased $10,300,000 of Texas sand under the supply agreement, and Mr. Redman was an indirect beneficiary of approximately $300,000 in royalty payments.

Policies and Procedures for Related Party Transactions

        Any request for us to enter into a transaction with an executive officer, director, principal stockholder or any of such persons' immediate family members or affiliates, among others, in which the amount involved exceeds $120,000, must first be presented to our Audit Committee for review, consideration and approval. All of our directors and executive officers are required to report to the

Audit Committee chair any such related person transaction. In approving or rejecting the proposed agreement, our Audit Committee shall consider the facts and circumstances available and deemed relevant to the Audit Committee, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in arm's-length dealings with an unrelated third party, the extent of the related party's interest in the transaction and the conflicts of interest and corporate opportunity provisions of our certificate of incorporation. If we should discover related person transactions that have not been approved, the Audit Committee will be notified and will determine the appropriate action, including ratification, revision or termination of such transaction.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) reports they file.

        To our knowledge, based solely on review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2018, our executive officers, directors and greater than 10% beneficial owners timely filed all required Section 16(a) reports.

Other Matters

        A copy of our Annual Report on Form 10-K for the year ended December 31, 2018, including financial statements and schedules thereto but not including exhibits, as filed with the SEC, will be sent to any stockholder of record on April 22, 2019 without charge by calling Investor Relations at (432) 688-0012 or writing to the address below:

ProPetro Holding Corp.
P.O. Box 873
Midland, Texas 79702

        A reasonable fee will be charged for copies of exhibits. You may also access our Annual Report on Form 10-K for the year ended December 31, 2018 and our other filings with the SEC at www.propetroservices.com.

        The persons designated to vote shares covered by our Board's proxies intend to exercise their judgment in voting such shares on other matters that may properly come before the meeting. Management does not expect that any matters other than those referred to in this proxy statement will be presented for action at the meeting.

Deadline for Receipt of Stockholder Proposals

        If you want to present a proposal from the floor at the 2020 annual meeting of stockholders or nominate a person for election to the Board at such meeting, you must give us written notice no later than the close of business on March 16, 2020 and no earlier than the opening of business on February 15, 2020, and follow the procedures outlined in our Bylaws. You may request a copy of the provisions of the Bylaws governing the requirements for notice at the below address. If the date of the 2020 annual meeting of stockholders is more or less than 30 days from June 14, 2020, the one year anniversary of the 2019 annual meeting of stockholders, your notice of a proposal will be timely if we receive it no earlier than the opening of business on the 120th day before the actual date of such meeting and no later than the later of (i) the close of business on the 90th day before the actual date of such meeting and (ii) the close of business on the tenth day following the date on which a written statement setting forth the date of such meeting was mailed to the stockholders or the date on which it is first disclosed to the public. SEC rules permit management to vote proxies in its discretion in certain cases if a stockholder does not comply with this deadline and, in certain other cases notwithstanding a stockholder's compliance with this deadline.

        If you wish to submit a proposal to be considered for inclusion in next year's proxy statement pursuant to Rule 14a-8 of the Exchange Act, you must submit the proposal so that it is received by December 31, 2019. If the date of the 2020 annual meeting of stockholders is more than 30 days from June 14, 2020, the one-year anniversary date of the 2019 annual meeting of stockholders, a notice will be timely if we receive it a reasonable time before we begin to print and send our proxy materials for such meeting.

        In each case, your notice should be sent in writing to our Secretary at our principal executive offices at 1706 S. Midkiff, Bldg. B, Midland, Texas 79701.

Sincerely,

Mark Howell
 General Counsel and Corporate Secretary

 Appendix A

AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
PROPETRO HOLDING CORP.
(as amended and restated on [ • ], 2019 ~~March 16, 2017~~)

        ~~I, the undersigned, for purposes of incorporating and organizing a corporation under the General Corporation Law of the State of Delaware do hereby execute this Certificate of Incorporation and do hereby certify as follows:~~

        ProPetro Holding Corp., a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify as follows:

  1.
  The name of the corporation is ProPetro Holding Corp. Its original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on March 8, 2017.

  2.
  This Amended and Restated Certificate of Incorporation has been duly adopted by ProPetro Holding Corp. and its stockholders in accordance with Section 242 and Section 245 of the General Corporation Law of the State of Delaware.

  3.
  The Certificate of Incorporation of ProPetro Holding Corp. is hereby amended and restated in its entirety to read as follows:

        FIRST:    The name of the c~~C~~orporation is ProPetro Holding Corp. (the "Corporation").

        SECOND:    The address of the Corporation's registered office in the State of Delaware is 1209 Orange Street, Wilmington, County of New Castle, Delaware, 19801, and the name of its registered agent at such address is The Corporation Trust Company.

        THIRD:    The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware, as it now exists or may hereafter be amended and supplemented (the "DGCL"). ~~The Corporation is being incorporated in connection with the conversion of ProPetro Holding Corp, a Texas corporation (the "Texas Corporation"), to the Corporation (the "Conversion") and this Certificate of Incorporation is being filed simultaneously with the Certificate of Conversion of the Texas Corporation to the Corporation.~~

        FOURTH:    The Corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares of capital stock which the Corporation shall have authority to issue is 230,000,000. The total number of shares of Common Stock that the Corporation is authorized to issue is 200,000,000, having a par value of $0.001 per share, and the total number of shares of Preferred Stock that the ~~c~~Corporation is authorized to issue is 30,000,000, having a par value of $0.001 per share~~, of which 20,000,000 shares have been designated as Series A Convertible Preferred Stock (the "Series A Preferred Stock"). The designations and the powers, privileges and rights, and the qualifications, limitations or restrictions of the Series A Preferred Stock are set forth on Exhibit A hereto~~. Subject to the terms of ~~that certain Shareholders Agreement, dated March 4, 2013, as amended, and~~ any ~~other~~ stockholders agreement binding on the Corporation, whether or not in effect on the date hereof and as amended from time to time in accordance therewith (each, a "Stockholders Agreement"), the board of directors of the Corporation (the "Board of Directors") may, in its discretion, issue from time to time authorized but unissued shares or treasury shares of the Corporation to such person or persons, and for such consideration, as the Board of Directors may determine. ~~Upon the filing of the Certificate of Conversion of the Texas Corporation to the~~

~~Corporation and this Certificate of Incorporation (the "Effective Time"), (i) each share of common stock of the Texas Corporation outstanding immediately prior to the Effective Time will be deemed to be one issued and outstanding, fully paid and nonassessable share of Common Stock, without any action required on the part of the corporation or the former holders of such common stock of the Texas Corporation and (ii) each share of Series A Convertible Preferred Stock of the Texas Corporation outstanding immediately prior to the Effective Time will be deemed to be one issued and outstanding, fully paid and nonassessable share of Series A Convertible Preferred Stock of the Corporation, without any action required on the part of the Corporation or the former holders of such preferred stock of the Texas Corporation.~~

        ~~Upon the effectiveness of this Certificate of Amendment to the Certificate of Incorporation of the Corporation (the "Stock Split Effective Time"), each share of Common Stock issued and outstanding (or held in treasury) immediately prior to the Stock Split Effective Time ("Old Common Stock") shall be automatically reclassified into 1.45 validly issued, fully paid and non-assessable shares of Common Stock without any further action by the Corporation or the holder of such shares of Old Common Stock (the "Common Stock Split"). Notwithstanding the foregoing, no fractions of a share of Common Stock shall be deliverable upon the Common Stock Split, and stockholders who otherwise would have been entitled to receive any fractional share of Common Stock, in lieu of receipt of such fractional share, shall be entitled to receive from the Corporation an amount in cash equal to the fair value of such fractional interest as of the Stock Split Effective Time as determined by the Board of Directors of the Corporation. From and after the Stock Split Effective Time, each stock certificate representing shares of Old Common Stock shall thereafter represent the number of shares of Common Stock equal to the same number of shares of Old Common Stock previously represented by such stock certificate, multiplied by 1.45 and rounded down to the nearest whole number; provided, however, that each person holding of record a stock certificate or certificates that represented shares of Old Common Stock shall receive, upon surrender of such certificate or certificates, a new certificate or certificates evidencing and representing the number of whole shares of Common Stock to which such person is entitled as a result of the Common Stock Split based on the aggregate number of shares of Old Common Stock held by such person."~~

        FIFTH:    The designations and the powers, privileges and rights, and the qualifications, limitations or restrictions thereof in respect of each class of capital stock of the Corporation are as follows:

        A.    COMMON STOCK.

          1.    General.    The rights of the holders of the Common Stock are subject to and qualified by the rights of the holders of the Preferred Stock of any series as may be set forth in this Amended and Restated Certificate of Incorporation or as may be designated by the Board of Directors upon any issuance of the Preferred Stock of any series.

          2.    Voting.    Each holder of Common Stock shall be entitled to one (1) vote for each share of Common Stock held by such holder. Each holder of Common Stock shall be entitled to notice of any stockholders' meeting in accordance with the Bylaws of the Corporation (as in effect at the time in question) (the "Bylaws") and applicable law on all matters put to a vote of the stockholders of the Corporation. No holder of Common Stock shall be entitled to exercise any right of cumulative voting.

        Notwithstanding the foregoing, except as otherwise required by law, holders of Common Stock, as such, shall not be entitled to vote on any amendment to this Amended and Restated Certificate of Incorporation (including any certificate of designations relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Amended and Restated Certificate of Incorporation (including any certificate of designations relating to any series of Preferred Stock) or pursuant to the DGCL (or any successor provision thereto).

        The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of the outstanding shares of stock of the Corporation entitled to vote thereon (the "Voting Stock"), irrespective of the provisions of Section 242(b)(2) of the DGCL.

          3.    Dividends.    Subject to the rights of any holders of any shares of Preferred Stock which may from time to time come into existence and be outstanding, the holders of Common Stock shall be entitled to the payment of dividends if, when and as declared by the Board of Directors in accordance with applicable law. Any dividends declared by the Board of Directors to the holders of the then outstanding Common Stock shall be paid to the holders thereof pro rata in accordance with the number of shares of Common Stock held by each such holder as of the record date of such dividend.

          4.    Liquidation.    Subject to the rights of any holders of any shares of Preferred Stock which may from time to time come into existence and be outstanding, in the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the funds and assets of the Corporation that may be legally distributed to the Corporation's stockholders shall be distributed among the holders of the then outstanding Common Stock pro rata in accordance with the number of shares of Common Stock held by each such holder.

          5.    No Preemptive or Subscription Rights.    No holder of Common Stock shall be entitled to preemptive or subscription rights.

        B.    PREFERRED STOCK

          Preferred Stock may be issued from time to time in one or more series, each of such series to have such terms as stated or expressed herein and in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors as hereinafter provided.

          Authority is hereby expressly granted to and vested in the Board of Directors from time to time to issue the Preferred Stock in one or more series, and in connection with the creation of any such series, by adopting a resolution or resolutions providing for the issuance of the shares thereof and by filing a certificate of designations relating thereto in accordance with the DGCL to determine and fix the number of shares of such series and such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including without limitation thereof, dividend rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolutions, all to the fullest extent now or hereafter permitted by the DGCL and any applicable Stockholders Agreement. Without limiting the generality of the foregoing, the resolution or resolutions providing for the issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or be junior to any other series of Preferred Stock to the extent permitted by law.

          The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the Voting Stock, irrespective of the provisions of Section 242(b)(2) of the DGCL.

        SIXTH:    Subject to any applicable Stockholders Agreement, the total number of directors of the Corporation shall be determined from time to time exclusively by resolution of the Board of Directors. Except as otherwise required by law and subject to any applicable Stockholders Agreement and the rights of any holders of any shares of Preferred Stock, which may from time to time come into existence and be outstanding, any vacancies and newly created directorships shall be filled exclusively by the affirmative vote of a majority of the ~~Board of D~~directors then in office, even if less than a quorum. No decrease in the number of directors shall shorten the term of any incumbent director. Unless and except to the extent that the Bylaws so provide, the election of directors need not be by written ballot. Subject to any applicable Stockholders Agreement and the rights of any holders of any shares of Preferred Stock which may from time to time come into existence and be outstanding, any director may only be removed upon the affirmative vote of the holders of at least 66 2/3% of the Voting Stock entitled to vote thereon.

        SEVENTH:    Special meetings of stockholders of the Corporation may be called only by the Board of Directors pursuant to a resolution approved by the Board of Directors~~; provided, however, that for so long as the ECP Stockholders (as defined in the Stockholders Agreement) collectively continue to beneficially own at least 20% of the Voting Stock, the Secretary of the Corporation shall call a special meeting of stockholders upon the written request of the ECP Stockholders~~. Special meetings may not be called by any other person or persons. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

        EIGHTH:    In furtherance and not in limitation of the rights, powers, privileges and discretionary authority granted or conferred by the DGCL or other statutes or laws of the State of Delaware, the Board of Directors is expressly authorized to make, alter, amend or repeal the Bylaws whether adopted by them or otherwise, without any action on the part of the stockholders. The stockholders may also make new bylaws or alter, amend or repeal the Bylaws  ~~(i) in addition to any other vote otherwise required by law, prior to the date the ECP Stockholders cease to beneficially own in aggregate at least 50% of the Voting Stock entitled to vote thereon (the "Trigger Date"), by a majority of the Voting Stock entitled to vote thereon, and (ii) in addition to any other vote otherwise require by law, from and after the Trigger Date,~~ by the affirmative vote of the holders of at least 66 2/3% of the Voting Stock entitled to vote thereon.

        NINTH:    The Corporation is authorized to indemnify, and to advance expenses to, each current, former or prospective director, officer, employee or agent of the Corporation to the fullest extent permitted by ~~Section 145 of~~ the DGCL as it now exists or may hereafter be amended (but, in the case of any such amendment, only to the extent such amendment permits the Corporation to provide broader rights than permitted prior thereto). To the fullest extent permitted by the ~~laws of the State of Delaware~~DGCL as it now exists or may hereafter be amended, no director shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. No amendment to, or modification or repeal of, this Article Ninth shall adversely affect any right or protection of a director of the Corporation existing hereunder with respect to any act or omission occurring prior to such amendment, modification or repeal.

        The Corporation may maintain insurance, at its expense, to protect itself and any current, former or prospective director, officer, employee or agent of the Corporation or another corporation, partnership, limited liability company, joint venture, trust, enterprise or nonprofit entity against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL. To the extent that the Corporation maintains any policy or policies providing such insurance, each such current, former or prospective director or officer, and each such agent or employee to which rights to indemnification have been granted as provided in the Bylaws or elsewhere, shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage thereunder for any such current, former or prospective director, officer, employee or agent.

        TENTH:    The Corporation shall, to the fullest extent permitted by the DGCL, as the same exists or may hereafter be amended and supplemented (but, in the case of any such amendment, only to the extent such amendment permits the Corporation to provide broader rights than permitted prior thereto), indemnify, advance expenses to and hold harmless any person who was or is a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys' fees) reasonably incurred by such person. Notwithstanding the preceding sentence, except with respect to a proceeding to enforce such person's rights to indemnification or advancement of expenses pursuant to this Article TENTH, the Corporation shall be required to indemnify such persons in connection with a proceeding (or part thereof) commenced by such person only if the commencement of such proceeding (or part thereof) by such person was authorized in the specific case by the Board of Directors. The Corporation may, by action of the Board of Directors, provide rights to indemnification and to advancement of expenses to such other employees or agents of the Corporation or its subsidiaries to such extent and to such effect as the Board of Directors shall determine to be appropriate and authorized by the DGCL. Any amendment, repeal or modification of this Article Tenth shall not adversely affect any rights or protection existing hereunder immediately prior to such repeal or modification.

        ELEVENTH:    In recognition and anticipation that (i) the principals, officers, members, managers and/or employees of the ECP Stockholders (as defined in the Shareholders Agreement) or their respective Affiliated Companies (as defined below) may serve as directors or officers of the Corporation, (ii) the ECP Stockholders and their respective Affiliated Companies engage and may continue to engage in the same or similar activities or related lines of business as those in which the Corporation, directly or indirectly, may engage and/or other business activities that overlap with or compete with those in which the Corporation, directly or indirectly, may engage, and (iii) that the Corporation and its Affiliated Companies may engage in material business transactions with the ECP Stockholders and their respective Affiliated Companies, and that the Corporation is expected to benefit therefrom, the provisions of this Article Eleventh are set forth to regulate and define the conduct of certain affairs of the Corporation as they may involve the ECP Stockholders and/or their respective Affiliated Companies and/or their respective principals, officers, members, managers and/or employees, including any of the foregoing who serve as officers or directors of the Corporation (collectively, the "Covered Persons"), and the powers, rights, duties and liabilities of the Corporation and its officers, directors and stockholders in connection therewith. As used in this Amended and Restated Certificate of Incorporation, "Affiliated Companies" shall mean (a) in respect of any of the ECP Stockholders, any entity that controls, is controlled by or is under common control with such ECP Stockholder (other than the Corporation and any entity ~~that is~~ controlled by the Corporation) and any investment funds managed by Energy Capital Partners and (b) in respect of the Corporation, any ~~company~~entity controlled by the Corporation.

        To the fullest extent permitted by law, none of the ECP Stockholders, any of their respective Affiliated Companies or any of their respective Covered Persons shall have any fiduciary duty to refrain from (A) carrying on and conducting, whether directly, or as a partner in any partnership, or as a joint venturer in any joint venture, or as an officer, director or stockholder of any corporation, or as a participant in any syndicate, pool, trust or association, any business of any kind, nature or description, whether or not such business is competitive with or in the same or similar lines of business as the Corporation or its Affiliated Companies, (B) doing business with any client, customer, vendor or lessor of any of the Corporation or its Affiliated Companies, or (C) making investments in any kind of property in which the Corporation may make investments. In the event that any of the ECP Stockholders, any of their respective Affiliated Companies or any of their respective Covered Persons acquires knowledge of a potential transaction or matter which may constitute a corporate opportunity for both (1) (a) the Covered Person, in his or her capacity with any of the ECP Stockholders or any of their respective Affiliated Companies, or (b) any of the ECP Stockholders or any of their respective Affiliated Companies and (2) the Corporation or its Affiliated Companies, none of the ECP Stockholders, any of their respective Affiliated Companies or any of their respective Covered Persons shall, to the fullest extent permitted by law, have any duty to offer or communicate information regarding such corporate opportunity to the Corporation or its Affiliated Companies. To the fullest extent permitted by law, the Corporation and its Affiliated Companies hereby renounce, pursuant to Section 122(17) of the DGCL, any interest or expectancy of the Corporation and its Affiliated Companies in any such corporate opportunity and waive any claim against each of the ECP Stockholders, each of their respective Affiliated Companies and each of their respective Covered Persons and shall indemnify each of the ECP Stockholders, each of their respective Affiliated Companies and each of their respective Covered Persons against any claim that any ECP Stockholder, any of its respective Affiliated Companies or any of its respective Covered Persons is liable to the Corporation, its Affiliated Companies or its stockholders for breach of any fiduciary duty, as a director, officer or stockholder of the Corporation or its Affiliated Companies, solely by reason of the fact that any ECP Stockholder, any of its respective Affiliated Companies or any of its respective Covered Persons (x) pursues or acquires any corporate opportunity for its own account or the account of any affiliate, (y) directs, recommends, sells, assigns, or otherwise transfers such corporate opportunity to another person or (z) does not communicate information regarding such corporate opportunity to the Corporation or its Affiliated Companies. The Corporation shall pay in advance any expenses incurred in defense of any such claim as provided in this Article Eleventh.

        To the fullest extent permitted by law, no potential transaction or business opportunity may be deemed to be a potential corporate opportunity of the Corporation or its Affiliated Companies unless (i) the Corporation and its Affiliated Companies would be permitted to undertake such transaction or opportunity in accordance with this Amended and Restated Certificate of Incorporation, (ii) the Corporation and its Affiliated Companies at such time have sufficient financial resources to undertake such transaction or opportunity and (iii) such transaction or opportunity would be in the same or similar line of business in which the Corporation and its Affiliated Companies are then engaged or a line of business that is reasonably related to, or a reasonable extension of, such line of business.

        To the fullest extent permitted by law, no Covered Person will be liable to the Corporation or its Affiliated Companies or stockholders for breach of any duty (at law or in equity, contractual or otherwise) by reason of any activities or omissions of the types referred to in this Article Eleventh.

        Any person or entity purchasing or otherwise acquiring or holding any interest in any shares of capital stock of the Corporation shall be deemed to have notice of and to have consented to the provisions of this Article Eleventh.

        For purposes of this Article Eleventh, the Corporation and its Affiliated Companies shall not be deemed Affiliated Companies of any of the ECP Stockholders.

        In addition to any vote required by applicable law, this Article Eleventh may not be amended, modified or repealed without the prior written consent of each of the ECP Stockholders.

        TWELFTH:    Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders and~~, subject to the next sentence,~~ may not be effected by any consent or consents in writing by stockholders. ~~Notwithstanding the foregoing, until the Trigger Date, any action required or permitted to be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting, without prior notice and without a vote, if (A) a consent or consents in writing, setting forth the action so taken, are signed by the holders of outstanding shares of the relevant class(es) or series of stock of the Corporation representing not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares of stock of the Corporation then issued and outstanding (other than treasury stock) entitled to vote thereon were present and voted and (B) the action to be taken and the taking of the action by written consent are approved by the Board of Directors, including the directors designated by the ECP Stockholders.~~

        THIRTEENTH:    Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall, to the fullest extent permitted by law, be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer, employee or stockholder of the Corporation to the Corporation or the Corporation's stockholders, (iii) any action asserting a claim against the Corporation arising pursuant to any provision of the DGCL or this Amended and Restated Certificate of Incorporation or the Bylaws or as to which the DGCL confers jurisdiction on the Court of Chancery of the State of Delaware~~,~~ or (iv) any action asserting a claim against the Corporation governed by the internal affairs doctrine, in each such case subject to said Court of Chancery having personal jurisdiction over the indispensable parties named as defendants therein. Any person or entity purchasing or otherwise acquiring or holding any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article Thirteenth.

        FOURTEENTH:    From time to time, any of the provisions of this Amended and Restated Certificate of Incorporation may be amended, altered, changed or repealed, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted in the manner and at the time prescribed by said laws, and all rights at any time conferred ~~upon the stockholders or directors of the Corporation~~ by this Amended and Restated Certificate of Incorporation are granted subject to the provisions of this Article Fourteenth. The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred ~~upon stockholders~~ herein are granted subject to this reservation. Notwithstanding any other provision of this Amended and Restated Certificate of Incorporation, and notwithstanding the fact that a lesser percentage or separate class vote may be specified by law or otherwise, but in addition to any affirmative vote of the holders of any particular class or series of the capital stock required by law or otherwise, no provision of this Amended and Restated Certificate of Incorporation may be altered, amended or repealed in any respect, nor may any provision of this Certificate of Incorporation or the Bylaws inconsistent therewith be adopted, unless, in addition to any other vote required by this Certificate of Incorporation or otherwise required by law, such alteration, amendment, repeal or adoption is approved~~, (i) prior to the Trigger Date, by the affirmative vote of the holders of a majority of the outstanding Voting Stock entitled to vote thereon, and (ii) from and after the Trigger Date,~~ by the holders of at least 66 2/3% of the outstanding Voting Stock entitled to vote thereon.

        FIFTEENTH:    The Corporation elects not to be governed by Section 203 of the DGCL.

        ~~SIXTEENTH:    The name of the incorporator is Dale Redman (the "Incorporator"). The address of the Incorporator is 1706 S Midkiff Building B, Midland, Texas 79701.~~

        IN WITNESS WHEREOF, ProPetro Holding Corp. has caused this Amended and Restated Certificate of Incorporation to be executed by its Chief Executive Officer this [ • ], 2019.

Dale Redman Chief Executive Officer

 Appendix B

        AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
PROPETRO HOLDING CORP.
(as amended and restated on [ • ], 2019 ~~March 16, 2017~~)

        ~~I, the undersigned, for purposes of incorporating and organizing a corporation under the General Corporation Law of the State of Delaware do hereby execute this Certificate of Incorporation and do hereby certify as follows:~~

        ProPetro Holding Corp., a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify as follows:

  1.
  The name of the corporation is ProPetro Holding Corp. Its original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on March 8, 2017.

  2.
  This Amended and Restated Certificate of Incorporation has been duly adopted by ProPetro Holding Corp. and its stockholders in accordance with Section 242 and Section 245 of the General Corporation Law of the State of Delaware.

  3.
  The Certificate of Incorporation of ProPetro Holding Corp. is hereby amended and restated in its entirety to read as follows:

        FIRST:    The name of the c~~C~~orporation is ProPetro Holding Corp. (the "Corporation").

        SECOND:    The address of the Corporation's registered office in the State of Delaware is 1209 Orange Street, Wilmington, County of New Castle, Delaware, 19801, and the name of its registered agent at such address is The Corporation Trust Company.

        THIRD:    The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware, as it now exists or may hereafter be amended and supplemented (the "DGCL"). The Corporation is being incorporated in connection with the conversion of ProPetro Holding Corp, a Texas corporation (the "Texas Corporation"), to the Corporation (the "Conversion") and this Certificate of Incorporation is being filed simultaneously with the Certificate of Conversion of the Texas Corporation to the Corporation.

        FOURTH:    The Corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares of capital stock which the Corporation shall have authority to issue is 230,000,000. The total number of shares of Common Stock that the Corporation is authorized to issue is 200,000,000, having a par value of $0.001 per share, and the total number of shares of Preferred Stock that the ~~c~~Corporation is authorized to issue is 30,000,000, having a par value of $0.001 per share, of which 20,000,000 shares have been designated as Series A Convertible Preferred Stock (the "Series A Preferred Stock"). The designations and the powers, privileges and rights, and the qualifications, limitations or restrictions of the Series A Preferred Stock are set forth on Exhibit A hereto. Subject to the terms of that certain Shareholders Agreement, dated March 4, 2013, as amended, and any other stockholders agreement binding on the Corporation, whether or not in effect on the date hereof and as amended from time to time in accordance therewith (each, a "Stockholders Agreement"), the board of directors of the Corporation (the "Board of Directors") may, in its discretion, issue from time to time authorized but unissued shares or treasury shares of the Corporation to such person or persons, and for such consideration, as the Board of Directors may determine. Upon the filing of the Certificate of Conversion of the Texas Corporation to the Corporation and this Certificate of Incorporation (the "Effective Time"), (i) each share of common stock of the Texas Corporation outstanding immediately prior to the Effective Time will be deemed to be one issued and outstanding, fully paid and nonassessable share of Common Stock, without any action required on the part of the corporation or the former holders of such common stock of the Texas Corporation and (ii) each share of Series A Convertible Preferred Stock of the Texas Corporation outstanding immediately prior to the Effective Time will be deemed to be one issued and outstanding, fully paid and nonassessable share of Series A Convertible Preferred Stock of the Corporation, without any action required on the part of the Corporation or the former holders of such preferred stock of the Texas Corporation.

        Upon the effectiveness of this Certificate of Amendment to the Certificate of Incorporation of the Corporation (the "Stock Split Effective Time"), each share of Common Stock issued and outstanding (or held in treasury) immediately prior to the Stock Split Effective Time ("Old Common Stock") shall be automatically reclassified into 1.45 validly issued, fully paid and non-assessable shares of Common Stock without any further action by the Corporation or the holder of such shares of Old Common Stock (the "Common Stock Split"). Notwithstanding the foregoing, no fractions of a share of Common Stock shall be deliverable upon the Common Stock Split, and stockholders who otherwise would have been entitled to receive any fractional share of Common Stock, in lieu of receipt of such fractional share, shall be entitled to receive from the Corporation an amount in cash equal to the fair value of such fractional interest as of the Stock Split Effective Time as determined by the Board of Directors of the Corporation. From and after the Stock Split Effective Time, each stock certificate representing shares of Old Common Stock shall thereafter represent the number of shares of Common Stock equal to the same number of shares of Old Common Stock previously represented by such stock certificate, multiplied by 1.45 and rounded down to the nearest whole number; provided, however, that each person holding of record a stock certificate or certificates that represented shares of Old Common Stock shall receive, upon surrender of such certificate or certificates, a new certificate or certificates evidencing and representing the number of whole shares of Common Stock to which such person is entitled as a result of the Common Stock Split based on the aggregate number of shares of Old Common Stock held by such person."

        FIFTH:    The designations and the powers, privileges and rights, and the qualifications, limitations or restrictions thereof in respect of each class of capital stock of the Corporation are as follows:

        A.    COMMON STOCK.

          1.    General.    The rights of the holders of the Common Stock are subject to and qualified by the rights of the holders of the Preferred Stock of any series as may be set forth in this Amended and Restated Certificate of Incorporation or as may be designated by the Board of Directors upon any issuance of the Preferred Stock of any series.

          2.    Voting.    Each holder of Common Stock shall be entitled to one (1) vote for each share of Common Stock held by such holder. Each holder of Common Stock shall be entitled to notice of any stockholders' meeting in accordance with the Bylaws of the Corporation (as in effect at the time in question) (the "Bylaws") and applicable law on all matters put to a vote of the stockholders of the Corporation. No holder of Common Stock shall be entitled to exercise any right of cumulative voting.

        Notwithstanding the foregoing, except as otherwise required by law, holders of Common Stock, as such, shall not be entitled to vote on any amendment to this Amended and Restated Certificate of Incorporation (including any certificate of designations relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Amended and Restated Certificate of Incorporation (including any certificate of designations relating to any series of Preferred Stock) or pursuant to the DGCL (or any successor provision thereto).

        The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of the outstanding shares of stock of the Corporation entitled to vote thereon (the "Voting Stock"), irrespective of the provisions of Section 242(b)(2) of the DGCL.

          3.    Dividends.    Subject to the rights of any holders of any shares of Preferred Stock which may from time to time come into existence and be outstanding, the holders of Common Stock shall be entitled to the payment of dividends if, when and as declared by the Board of Directors in accordance with applicable law. Any dividends declared by the Board of Directors to the holders of the then outstanding Common Stock shall be paid to the holders thereof pro rata in accordance with the number of shares of Common Stock held by each such holder as of the record date of such dividend.

          4.    Liquidation.    Subject to the rights of any holders of any shares of Preferred Stock which may from time to time come into existence and be outstanding, in the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the funds and assets of the Corporation that may be legally distributed to the Corporation's stockholders shall be distributed among the holders of the then outstanding Common Stock pro rata in accordance with the number of shares of Common Stock held by each such holder.

          5.    No Preemptive or Subscription Rights.    No holder of Common Stock shall be entitled to preemptive or subscription rights.

        B.    PREFERRED STOCK

          Preferred Stock may be issued from time to time in one or more series, each of such series to have such terms as stated or expressed herein and in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors as hereinafter provided.

          Authority is hereby expressly granted to and vested in the Board of Directors from time to time to issue the Preferred Stock in one or more series, and in connection with the creation of any such series, by adopting a resolution or resolutions providing for the issuance of the shares thereof and by filing a certificate of designations relating thereto in accordance with the DGCL to determine and fix the number of shares of such series and such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including without limitation thereof, dividend rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolutions, all to the fullest extent now or hereafter permitted by the DGCL and any applicable Stockholders Agreement. Without limiting the generality of the foregoing, the resolution or resolutions providing for the issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or be junior to any other series of Preferred Stock to the extent permitted by law.

          The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the Voting Stock, irrespective of the provisions of Section 242(b)(2) of the DGCL.

        SIXTH:    Subject to any applicable Stockholders Agreement, the total number of directors of the Corporation shall be determined from time to time exclusively by resolution of the Board of Directors. Except as otherwise required by law and subject to any applicable Stockholders Agreement and the rights of any holders of any shares of Preferred Stock, which may from time to time come into existence and be outstanding, any vacancies and newly created directorships shall be filled exclusively by the affirmative vote of a majority of the ~~Board of D~~directors then in office, even if less than a quorum. No decrease in the number of directors shall shorten the term of any incumbent director. Unless and except to the extent that the Bylaws so provide, the election of directors need not be by written ballot.

Subject to any applicable Stockholders Agreement and the rights of any holders of any shares of Preferred Stock which may from time to time come into existence and be outstanding, any director may only be removed upon the affirmative vote of the holders of at least 66 2/3% of the Voting Stock entitled to vote thereon.

        SEVENTH:    Special meetings of stockholders of the Corporation may be called only by the Board of Directors pursuant to a resolution approved by the Board of Directors; provided, however, that for so long as the ECP Stockholders (as defined in the Stockholders Agreement) collectively continue to beneficially own at least 20% of the Voting Stock, the Secretary of the Corporation shall call a special meeting of stockholders upon the written request of the ECP Stockholders. Special meetings may not be called by any other person or persons. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

        EIGHTH:    In furtherance and not in limitation of the rights, powers, privileges and discretionary authority granted or conferred by the DGCL or other statutes or laws of the State of Delaware, the Board of Directors is expressly authorized to make, alter, amend or repeal the Bylaws whether adopted by them or otherwise, without any action on the part of the stockholders. The stockholders may also make new bylaws or alter, amend or repeal the Bylaws (i) in addition to any other vote otherwise required by law, prior to the date the ECP Stockholders cease to beneficially own in aggregate at least 50% of the Voting Stock entitled to vote thereon (the "Trigger Date"), by a majority of the Voting Stock entitled to vote thereon., and (ii) in addition to any other vote otherwise require by law, from and after the Trigger Date, by the affirmative vote of the holders of a majority of the voting power ~~at least 66 2/3%~~ of the Voting Stock ~~entitled to vote thereon~~.

        NINTH:    The Corporation is authorized to indemnify, and to advance expenses to, each current, former or prospective director, officer, employee or agent of the Corporation to the fullest extent permitted by ~~Section 145 of~~ the DGCL as it now exists or may hereafter be amended (but, in the case of any such amendment, only to the extent such amendment permits the Corporation to provide broader rights than permitted prior thereto). To the fullest extent permitted by the ~~laws of the State of Delaware~~DGCL as it now exists or may hereafter be amended, no director shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. No amendment to, or modification or repeal of, this Article Ninth shall adversely affect any right or protection of a director of the Corporation existing hereunder with respect to any act or omission occurring prior to such amendment, modification or repeal.

        The Corporation may maintain insurance, at its expense, to protect itself and any current, former or prospective director, officer, employee or agent of the Corporation or another corporation, partnership, limited liability company, joint venture, trust, enterprise or nonprofit entity against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL. To the extent that the Corporation maintains any policy or policies providing such insurance, each such current, former or prospective director or officer, and each such agent or employee to which rights to indemnification have been granted as provided in the Bylaws or elsewhere, shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage thereunder for any such current, former or prospective director, officer, employee or agent.

        TENTH:    The Corporation shall, to the fullest extent permitted by the DGCL, as the same exists or may hereafter be amended and supplemented (but, in the case of any such amendment, only to the extent such amendment permits the Corporation to provide broader rights than permitted prior thereto), indemnify, advance expenses to and hold harmless any person who was or is a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys' fees) reasonably incurred by such person. Notwithstanding the preceding sentence, except with respect to a proceeding to enforce such person's rights to indemnification or advancement of expenses pursuant to this Article TENTH, the Corporation shall be required to indemnify such persons in connection with a proceeding (or part thereof) commenced by such person only if the commencement of such proceeding (or part thereof) by such person was authorized in the specific case by the Board of Directors. The Corporation may, by action of the Board of Directors, provide rights to indemnification and to advancement of expenses to such other employees or agents of the Corporation or its subsidiaries to such extent and to such effect as the Board of Directors shall determine to be appropriate and authorized by the DGCL. Any amendment, repeal or modification of this Article Tenth shall not adversely affect any rights or protection existing hereunder immediately prior to such repeal or modification.

        ELEVENTH:    In recognition and anticipation that (i) the principals, officers, members, managers and/or employees of the ECP Stockholders or their respective Affiliated Companies (as defined below) may serve as directors or officers of the Corporation, (ii) the ECP Stockholders and their respective Affiliated Companies engage and may continue to engage in the same or similar activities or related lines of business as those in which the Corporation, directly or indirectly, may engage and/or other business activities that overlap with or compete with those in which the Corporation, directly or indirectly, may engage, and (iii) that the Corporation and its Affiliated Companies may engage in material business transactions with the ECP Stockholders and their respective Affiliated Companies, and that the Corporation is expected to benefit therefrom, the provisions of this Article Eleventh are set forth to regulate and define the conduct of certain affairs of the Corporation as they may involve the ECP Stockholders and/or their respective Affiliated Companies and/or their respective principals, officers, members, managers and/or employees, including any of the foregoing who serve as officers or directors of the Corporation (collectively, the "Covered Persons"), and the powers, rights, duties and liabilities of the Corporation and its officers, directors and stockholders in connection therewith. As used in this Amended and Restated Certificate of Incorporation, "Affiliated Companies" shall mean (a) in respect of any of the ECP Stockholders, any entity that controls, is controlled by or is under common control with such ECP Stockholder (other than the Corporation and any entity ~~that is~~ controlled by the Corporation) and any investment funds managed by Energy Capital Partners and (b) in respect of the Corporation, any ~~company~~entity company controlled by the Corporation.

        To the fullest extent permitted by law, none of the ECP Stockholders, any of their respective Affiliated Companies or any of their respective Covered Persons shall have any fiduciary duty to refrain from (A) carrying on and conducting, whether directly, or as a partner in any partnership, or as a joint venturer in any joint venture, or as an officer, director or stockholder of any corporation, or as a participant in any syndicate, pool, trust or association, any business of any kind, nature or description, whether or not such business is competitive with or in the same or similar lines of business as the Corporation or its Affiliated Companies, (B) doing business with any client, customer, vendor or lessor of any of the Corporation or its Affiliated Companies, or (C) making investments in any kind of property in which the Corporation may make investments. In the event that any of the ECP Stockholders, any of their respective Affiliated Companies or any of their respective Covered Persons acquires knowledge of a potential transaction or matter which may constitute a corporate opportunity for both (1) (a) the Covered Person, in his or her capacity with any of the ECP Stockholders or any of their respective Affiliated Companies, or (b) any of the ECP Stockholders or any of their respective Affiliated Companies and (2) the Corporation or its Affiliated Companies, none of the ECP Stockholders, any of their respective Affiliated Companies or any of their respective Covered Persons shall, to the fullest extent permitted by law, have any duty to offer or communicate information regarding such corporate opportunity to the Corporation or its Affiliated Companies. To the fullest extent permitted by law, the Corporation and its Affiliated Companies hereby renounce, pursuant to Section 122(17) of the DGCL, any interest or expectancy of the Corporation and its Affiliated

Companies in any such corporate opportunity and waive any claim against each of the ECP Stockholders, each of their respective Affiliated Companies and each of their respective Covered Persons and shall indemnify each of the ECP Stockholders, each of their respective Affiliated Companies and each of their respective Covered Persons against any claim that any ECP Stockholder, any of its respective Affiliated Companies or any of its respective Covered Persons is liable to the Corporation, its Affiliated Companies or its stockholders for breach of any fiduciary duty, as a director, officer or stockholder of the Corporation or its Affiliated Companies, solely by reason of the fact that any ECP Stockholder, any of its respective Affiliated Companies or any of its respective Covered Persons (x) pursues or acquires any corporate opportunity for its own account or the account of any affiliate, (y) directs, recommends, sells, assigns, or otherwise transfers such corporate opportunity to another person or (z) does not communicate information regarding such corporate opportunity to the Corporation or its Affiliated Companies. The Corporation shall pay in advance any expenses incurred in defense of any such claim as provided in this Article Eleventh.

        To the fullest extent permitted by law, no potential transaction or business opportunity may be deemed to be a potential corporate opportunity of the Corporation or its Affiliated Companies unless (i) the Corporation and its Affiliated Companies would be permitted to undertake such transaction or opportunity in accordance with this Amended and Restated Certificate of Incorporation, (ii) the Corporation and its Affiliated Companies at such time have sufficient financial resources to undertake such transaction or opportunity and (iii) such transaction or opportunity would be in the same or similar line of business in which the Corporation and its Affiliated Companies are then engaged or a line of business that is reasonably related to, or a reasonable extension of, such line of business.

        To the fullest extent permitted by law, no Covered Person will be liable to the Corporation or its Affiliated Companies or stockholders for breach of any duty (at law or in equity, contractual or otherwise) by reason of any activities or omissions of the types referred to in this Article Eleventh.

        Any person or entity purchasing or otherwise acquiring or holding any interest in any shares of capital stock of the Corporation shall be deemed to have notice of and to have consented to the provisions of this Article Eleventh.

        For purposes of this Article Eleventh, the Corporation and its Affiliated Companies shall not be deemed Affiliated Companies of any of the ECP Stockholders.

        In addition to any vote required by applicable law, this Article Eleventh may not be amended, modified or repealed without the prior written consent of each of the ECP Stockholders.

        TWELFTH:    Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders and, subject to the next sentence, may not be effected by any consent or consents in writing by stockholders. Notwithstanding the foregoing, until the Trigger Date, any action required or permitted to be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting, without prior notice and without a vote, if (A) a consent or consents in writing, setting forth the action so taken, are signed by the holders of outstanding shares of the relevant class(es) or series of stock of the Corporation representing not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares of stock of the Corporation then issued and outstanding (other than treasury stock) entitled to vote thereon were present and voted and (B) the action to be taken and the taking of the action by written consent are approved by the Board of Directors, including the directors designated by the ECP Stockholders.

        THIRTEENTH:    Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall, to the fullest extent permitted by law, be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer, employee or stockholder of the Corporation to the Corporation or the Corporation's stockholders, (iii) any action asserting a claim against the Corporation arising pursuant to any provision of the DGCL or this Amended and Restated Certificate of Incorporation or the Bylaws or as to which the DGCL confers jurisdiction on the Court of Chancery of the State of Delaware, or (iv) any action asserting a claim against the Corporation governed by the internal affairs doctrine, in each such case subject to said Court of Chancery having personal jurisdiction over the indispensable parties named as defendants therein. Any person or entity purchasing or otherwise acquiring or holding any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article Thirteenth.

        FOURTEENTH:    From time to time, any of the provisions of this Amended and Restated Certificate of Incorporation may be amended, altered, changed or repealed, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted in the manner and at the time prescribed by said laws, and all rights at any time conferred ~~upon the stockholders or directors of the Corporation~~ by this Amended and Restated Certificate of Incorporation are granted subject to the provisions of this Article Fourteenth. The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred ~~upon stockholders~~ herein are granted subject to this reservation. Notwithstanding any other provision of this Amended and Restated Certificate of Incorporation, and notwithstanding the fact that a lesser percentage or separate class vote may be specified by law or otherwise, but in addition to any affirmative vote of the holders of any particular class or series of the capital stock required by law or otherwise, no provision of this Amended and Restated Certificate of Incorporation may be altered, amended or repealed in any respect, nor may any provision of this Amended and Restated Certificate of Incorporation or the Bylaws inconsistent therewith be adopted, unless, in addition to any other vote required by this Amended and Restated Certificate of Incorporation or otherwise required by law, such alteration, amendment, repeal or adoption is approved, (i) prior to the Trigger Date, by the affirmative vote of the holders of a majority of the outstanding Voting Stock entitled to vote thereon, and (ii) from and after the Trigger Date, by the holders of at least 66 2/3% of the outstanding Voting Stock entitled to vote thereon.

        FIFTEENTH:    The Corporation elects not to be governed by Section 203 of the DGCL.

        ~~SIXTEENTH:    The name of the incorporator is Dale Redman (the "Incorporator"). The address of the Incorporator is 1706 S Midkiff Building B, Midland, Texas 79701.~~

        IN WITNESS WHEREOF, ProPetro Holding Corp. has caused this Amended and Restated Certificate of Incorporation to be executed by its Chief Executive Officer this [ • ], 2019.

Dale Redman Chief Executive Officer

 Appendix C

        AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
PROPETRO HOLDING CORP.
(as amended and restated on [ • ], 2019 ~~March 16, 2017~~)

        ~~I, the undersigned, for purposes of incorporating and organizing a corporation under the General Corporation Law of the State of Delaware do hereby execute this Certificate of Incorporation and do hereby certify as follows:~~

        ProPetro Holding Corp., a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify as follows:

  1.
  The name of the corporation is ProPetro Holding Corp. Its original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on March 8, 2017.

  2.
  This Amended and Restated Certificate of Incorporation has been duly adopted by ProPetro Holding Corp. and its stockholders in accordance with Section 242 and Section 245 of the General Corporation Law of the State of Delaware.

  3.
  The Certificate of Incorporation of ProPetro Holding Corp. is hereby amended and restated in its entirety to read as follows:

        FIRST:    The name of the c~~C~~orporation is ProPetro Holding Corp. (the "Corporation").

        SECOND:    The address of the Corporation's registered office in the State of Delaware is 1209 Orange Street, Wilmington, County of New Castle, Delaware, 19801, and the name of its registered agent at such address is The Corporation Trust Company.

        THIRD:    The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware, as it now exists or may hereafter be amended and supplemented (the "DGCL"). The ~~c~~Corporation is being incorporated in connection with the conversion of ProPetro Holding Corp, a Texas corporation (the "Texas Corporation"), to the Corporation (the "Conversion") and this Certificate of Incorporation is being filed simultaneously with the Certificate of Conversion of the Texas Corporation to the Corporation.

        FOURTH:    The Corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares of capital stock which the Corporation shall have authority to issue is 230,000,000. The total number of shares of Common Stock that the Corporation is authorized to issue is 200,000,000, having a par value of $0.001 per share, and the total number of shares of Preferred Stock that the corporation is authorized to issue is 30,000,000, having a par value of $0.001 per share, of which 20,000,000 shares have been designated as Series A Convertible Preferred Stock (the "Series A Preferred Stock"). The designations and the powers, privileges and rights, and the qualifications, limitations or restrictions of the Series A Preferred Stock are set forth on Exhibit A hereto. Subject to the terms of that certain Shareholders Agreement, dated March 4, 2013, as amended, and any other stockholders agreement binding on the Corporation, whether or not in effect on the date hereof and as amended from time to time in accordance therewith (each, a "Stockholders Agreement"), the board of directors of the Corporation (the "Board of Directors") may, in its discretion, issue from time to time authorized but unissued shares or treasury shares of the Corporation to such person or persons, and for such consideration, as the Board of Directors may determine. Upon the filing of the Certificate of Conversion of the Texas Corporation to the Corporation and this Certificate of Incorporation (the "Effective Time"), (i) each share of common stock of the Texas Corporation outstanding immediately prior to the Effective Time will be deemed to be one issued and outstanding, fully paid and nonassessable share of Common Stock, without any action required on the part of the corporation or the former holders of such common stock of the Texas Corporation and (ii) each share of Series A Convertible Preferred Stock of the Texas Corporation outstanding immediately prior to the Effective Time will be deemed to be one issued and outstanding, fully paid and nonassessable share of Series A Convertible Preferred Stock of the Corporation, without any action required on the part of the Corporation or the former holders of such preferred stock of the Texas Corporation.

        Upon the effectiveness of this Certificate of Amendment to the Certificate of Incorporation of the Corporation (the "Stock Split Effective Time"), each share of Common Stock issued and outstanding (or held in treasury) immediately prior to the Stock Split Effective Time ("Old Common Stock") shall be automatically reclassified into 1.45 validly issued, fully paid and non-assessable shares of Common Stock without any further action by the Corporation or the holder of such shares of Old Common Stock (the "Common Stock Split"). Notwithstanding the foregoing, no fractions of a share of Common Stock shall be deliverable upon the Common Stock Split, and stockholders who otherwise would have been entitled to receive any fractional share of Common Stock, in lieu of receipt of such fractional share, shall be entitled to receive from the Corporation an amount in cash equal to the fair value of such fractional interest as of the Stock Split Effective Time as determined by the Board of Directors of the Corporation. From and after the Stock Split Effective Time, each stock certificate representing shares of Old Common Stock shall thereafter represent the number of shares of Common Stock equal to the same number of shares of Old Common Stock previously represented by such stock certificate, multiplied by 1.45 and rounded down to the nearest whole number; provided, however, that each person holding of record a stock certificate or certificates that represented shares of Old Common Stock shall receive, upon surrender of such certificate or certificates, a new certificate or certificates evidencing and representing the number of whole shares of Common Stock to which such person is entitled as a result of the Common Stock Split based on the aggregate number of shares of Old Common Stock held by such person."

        FIFTH:    The designations and the powers, privileges and rights, and the qualifications, limitations or restrictions thereof in respect of each class of capital stock of the Corporation are as follows:

        A.    COMMON STOCK.

          1.    General.    The rights of the holders of the Common Stock are subject to and qualified by the rights of the holders of the Preferred Stock of any series as may be set forth in this Amended and Restated Certificate of Incorporation or as may be designated by the Board of Directors upon any issuance of the Preferred Stock of any series.

          2.    Voting.    Each holder of Common Stock shall be entitled to one (1) vote for each share of Common Stock held by such holder. Each holder of Common Stock shall be entitled to notice of any stockholders' meeting in accordance with the Bylaws of the Corporation (as in effect at the time in question) (the "Bylaws") and applicable law on all matters put to a vote of the stockholders of the Corporation. No holder of Common Stock shall be entitled to exercise any right of cumulative voting.

        Notwithstanding the foregoing, except as otherwise required by law, holders of Common Stock, as such, shall not be entitled to vote on any amendment to this Amended and Restated Certificate of Incorporation (including any certificate of designations relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Amended and Restated Certificate of Incorporation (including any certificate of designations relating to any series of Preferred Stock) or pursuant to the DGCL (or any successor provision thereto).

        The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of the outstanding shares of stock of the Corporation entitled to vote thereon (the "Voting Stock"), irrespective of the provisions of Section 242(b)(2) of the DGCL.

          3.    Dividends.    Subject to the rights of any holders of any shares of Preferred Stock which may from time to time come into existence and be outstanding, the holders of Common Stock shall be entitled to the payment of dividends if, when and as declared by the Board of Directors in accordance with applicable law. Any dividends declared by the Board of Directors to the holders of the then outstanding Common Stock shall be paid to the holders thereof pro rata in accordance with the number of shares of Common Stock held by each such holder as of the record date of such dividend.

          4.    Liquidation.    Subject to the rights of any holders of any shares of Preferred Stock which may from time to time come into existence and be outstanding, in the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the funds and assets of the Corporation that may be legally distributed to the Corporation's stockholders shall be distributed among the holders of the then outstanding Common Stock pro rata in accordance with the number of shares of Common Stock held by each such holder.

          5.    No Preemptive or Subscription Rights.    No holder of Common Stock shall be entitled to preemptive or subscription rights.

        B.    PREFERRED STOCK

          Preferred Stock may be issued from time to time in one or more series, each of such series to have such terms as stated or expressed herein and in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors as hereinafter provided.

          Authority is hereby expressly granted to and vested in the Board of Directors from time to time to issue the Preferred Stock in one or more series, and in connection with the creation of any such series, by adopting a resolution or resolutions providing for the issuance of the shares thereof and by filing a certificate of designations relating thereto in accordance with the DGCL to determine and fix the number of shares of such series and such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including without limitation thereof, dividend rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolutions, all to the fullest extent now or hereafter permitted by the DGCL and any applicable Stockholders Agreement. Without limiting the generality of the foregoing, the resolution or resolutions providing for the issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or be junior to any other series of Preferred Stock to the extent permitted by law.

          The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the Voting Stock, irrespective of the provisions of Section 242(b)(2) of the DGCL.

        SIXTH:    Subject to any applicable Stockholders Agreement, the total number of directors of the Corporation shall be determined from time to time exclusively by resolution of the Board of Directors. Except as otherwise required by law and subject to any applicable Stockholders Agreement and the rights of any holders of any shares of Preferred Stock, which may from time to time come into existence and be outstanding, any vacancies and newly created directorships shall be filled exclusively by the affirmative vote of a majority of the ~~Board of D~~directors then in office, even if less than a quorum. No decrease in the number of directors shall shorten the term of any incumbent director. Unless and except to the extent that the Bylaws so provide, the election of directors need not be by written ballot.

Subject to any applicable Stockholders Agreement and the rights of any holders of any shares of Preferred Stock which may from time to time come into existence and be outstanding, any director may only be removed upon the affirmative vote of the holders of at least 66 2/3% of the Voting Stock entitled to vote thereon.

        SEVENTH:    Special meetings of stockholders of the Corporation may be called only by the Board of Directors pursuant to a resolution approved by the Board of Directors; provided, however, that for so long as the ECP Stockholders (as defined in the Stockholders Agreement) collectively continue to beneficially own at least 20% of the Voting Stock, the Secretary of the Corporation shall call a special meeting of stockholders upon the written request of the ECP Stockholders. Special meetings may not be called by any other person or persons. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

        EIGHTH:    In furtherance and not in limitation of the rights, powers, privileges and discretionary authority granted or conferred by the DGCL or other statutes or laws of the State of Delaware, the Board of Directors is expressly authorized to make, alter, amend or repeal the Bylaws whether adopted by them or otherwise, without any action on the part of the stockholders. The stockholders may also make new bylaws or alter, amend or repeal the Bylaws (i) in addition to any other vote otherwise required by law, prior to the date the ECP Stockholders cease to beneficially own in aggregate at least 50% of the Voting Stock entitled to vote thereon (the "Trigger Date"), by a majority of the Voting Stock entitled to vote thereon, and (ii) in addition to any other vote otherwise require by law, from and after the Trigger Date, by the affirmative vote of the holders of at least 66 2/3% of the Voting Stock entitled to vote thereon.

        NINTH:    The Corporation is authorized to indemnify, and to advance expenses to, each current, former or prospective director, officer, employee or agent of the Corporation to the fullest extent permitted by ~~Section 145 of~~ the DGCL as it now exists or may hereafter be amended (but, in the case of any such amendment, only to the extent such amendment permits the Corporation to provide broader rights than permitted prior thereto). To the fullest extent permitted by the ~~laws of the State of Delaware~~DGCL as it now exists or may hereafter be amended, no director shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. No amendment to, or modification or repeal of, this Article Ninth shall adversely affect any right or protection of a director of the Corporation existing hereunder with respect to any act or omission occurring prior to such amendment, modification or repeal.

        The Corporation may maintain insurance, at its expense, to protect itself and any current, former or prospective director, officer, employee or agent of the Corporation or another corporation, partnership, limited liability company, joint venture, trust, enterprise or nonprofit entity against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL. To the extent that the Corporation maintains any policy or policies providing such insurance, each such current, former or prospective director or officer, and each such agent or employee to which rights to indemnification have been granted as provided in the Bylaws or elsewhere, shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage thereunder for any such current, former or prospective director, officer, employee or agent.

        TENTH:    The Corporation shall, to the fullest extent permitted by the DGCL, as the same exists or may hereafter be amended and supplemented (but, in the case of any such amendment, only to the extent such amendment permits the Corporation to provide broader rights than permitted prior thereto), indemnify, advance expenses to and hold harmless any person who was or is a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys' fees) reasonably incurred by such person. Notwithstanding the preceding sentence, except with respect to a proceeding to enforce such person's rights to indemnification or advancement of expenses pursuant to this Article TENTH, the Corporation shall be required to indemnify such persons in connection with a proceeding (or part thereof) commenced by such person only if the commencement of such proceeding (or part thereof) by such person was authorized in the specific case by the Board of Directors. The Corporation may, by action of the Board of Directors, provide rights to indemnification and to advancement of expenses to such other employees or agents of the Corporation or its subsidiaries to such extent and to such effect as the Board of Directors shall determine to be appropriate and authorized by the DGCL. Any amendment, repeal or modification of this Article Tenth shall not adversely affect any rights or protection existing hereunder immediately prior to such repeal or modification.

        ELEVENTH:    In recognition and anticipation that (i) the principals, officers, members, managers and/or employees of the ECP Stockholders (as defined in the Shareholders Agreement) or their respective Affiliated Companies (as defined below) may serve as directors or officers of the Corporation, (ii) the ECP Stockholders and their respective Affiliated Companies engage and may continue to engage in the same or similar activities or related lines of business as those in which the Corporation, directly or indirectly, may engage and/or other business activities that overlap with or compete with those in which the Corporation, directly or indirectly, may engage, and (iii) that the Corporation and its Affiliated Companies may engage in material business transactions with the ECP Stockholders and their respective Affiliated Companies, and that the Corporation is expected to benefit therefrom, the provisions of this Article Eleventh are set forth to regulate and define the conduct of certain affairs of the Corporation as they may involve the ECP Stockholders and/or their respective Affiliated Companies and/or their respective principals, officers, members, managers and/or employees, including any of the foregoing who serve as officers or directors of the Corporation (collectively, the "Covered Persons"), and the powers, rights, duties and liabilities of the Corporation and its officers, directors and stockholders in connection therewith. As used in this Amended and Restated Certificate of Incorporation, "Affiliated Companies" shall mean (a) in respect of any of the ECP Stockholders, any entity that controls, is controlled by or is under common control with such ECP Stockholder (other than the Corporation and any entity ~~that is~~ controlled by the Corporation) and any investment funds managed by Energy Capital Partners and (b) in respect of the Corporation, any ~~company~~entity company controlled by the Corporation.

        To the fullest extent permitted by law, none of the ECP Stockholders, any of their respective Affiliated Companies or any of their respective Covered Persons shall have any fiduciary duty to refrain from (A) carrying on and conducting, whether directly, or as a partner in any partnership, or as a joint venturer in any joint venture, or as an officer, director or stockholder of any corporation, or as a participant in any syndicate, pool, trust or association, any business of any kind, nature or description, whether or not such business is competitive with or in the same or similar lines of business as the Corporation or its Affiliated Companies, (B) doing business with any client, customer, vendor or lessor of any of the Corporation or its Affiliated Companies, or (C) making investments in any kind of property in which the Corporation may make investments. In the event that any of the ECP Stockholders, any of their respective Affiliated Companies or any of their respective Covered Persons acquires knowledge of a potential transaction or matter which may constitute a corporate opportunity for both (1) (a) the Covered Person, in his or her capacity with any of the ECP Stockholders or any of their respective Affiliated Companies, or (b) any of the ECP Stockholders or any of their respective Affiliated Companies and (2) the Corporation or its Affiliated Companies, none of the ECP Stockholders, any of their respective Affiliated Companies or any of their respective Covered Persons shall, to the fullest extent permitted by law, have any duty to offer or communicate information regarding such corporate opportunity to the Corporation or its Affiliated Companies. To the fullest extent permitted by law, the Corporation and its Affiliated Companies hereby renounce, pursuant to

Section 122(17) of the DGCL, any interest or expectancy of the Corporation and its Affiliated Companies in any such corporate opportunity and waive any claim against each of the ECP Stockholders, each of their respective Affiliated Companies and each of their respective Covered Persons and shall indemnify each of the ECP Stockholders, each of their respective Affiliated Companies and each of their respective Covered Persons against any claim that any ECP Stockholder, any of its respective Affiliated Companies or any of its respective Covered Persons is liable to the Corporation, its Affiliated Companies or its stockholders for breach of any fiduciary duty, as a director, officer or stockholder of the Corporation or its Affiliated Companies, solely by reason of the fact that any ECP Stockholder, any of its respective Affiliated Companies or any of its respective Covered Persons (x) pursues or acquires any corporate opportunity for its own account or the account of any affiliate, (y) directs, recommends, sells, assigns, or otherwise transfers such corporate opportunity to another person or (z) does not communicate information regarding such corporate opportunity to the Corporation or its Affiliated Companies. The Corporation shall pay in advance any expenses incurred in defense of any such claim as provided in this Article Eleventh.

        To the fullest extent permitted by law, no potential transaction or business opportunity may be deemed to be a potential corporate opportunity of the Corporation or its Affiliated Companies unless (i) the Corporation and its Affiliated Companies would be permitted to undertake such transaction or opportunity in accordance with this Amended and Restated Certificate of Incorporation, (ii) the Corporation and its Affiliated Companies at such time have sufficient financial resources to undertake such transaction or opportunity and (iii) such transaction or opportunity would be in the same or similar line of business in which the Corporation and its Affiliated Companies are then engaged or a line of business that is reasonably related to, or a reasonable extension of, such line of business.

        To the fullest extent permitted by law, no Covered Person will be liable to the Corporation or its Affiliated Companies or stockholders for breach of any duty (at law or in equity, contractual or otherwise) by reason of any activities or omissions of the types referred to in this Article Eleventh.

        Any person or entity purchasing or otherwise acquiring or holding any interest in any shares of capital stock of the Corporation shall be deemed to have notice of and to have consented to the provisions of this Article Eleventh.

        For purposes of this Article Eleventh, the Corporation and its Affiliated Companies shall not be deemed Affiliated Companies of any of the ECP Stockholders.

        In addition to any vote required by applicable law, this Article Eleventh may not be amended, modified or repealed without the prior written consent of each of the ECP Stockholders.

        TWELFTH:    Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders and, subject to the next sentence, may not be effected by any consent or consents in writing by stockholders. Notwithstanding the foregoing, until the Trigger Date, any action required or permitted to be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting, without prior notice and without a vote, if (A) a consent or consents in writing, setting forth the action so taken, are signed by the holders of outstanding shares of the relevant class(es) or series of stock of the Corporation representing not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares of stock of the Corporation then issued and outstanding (other than treasury stock) entitled to vote thereon were present and voted and (B) the action to be taken and the taking of the action by written consent are approved by the Board of Directors, including the directors designated by the ECP Stockholders.

        THIRTEENTH:    Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall, to the fullest extent permitted by law, be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the

Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer, employee or stockholder of the Corporation to the Corporation or the Corporation's stockholders, (iii) any action asserting a claim against the Corporation arising pursuant to any provision of the DGCL or this Amended and Restated Certificate of Incorporation or the Bylaws or as to which the DGCL confers jurisdiction on the Court of Chancery of the State of Delaware, or (iv) any action asserting a claim against the Corporation governed by the internal affairs doctrine, in each such case subject to said Court of Chancery having personal jurisdiction over the indispensable parties named as defendants therein. Any person or entity purchasing or otherwise acquiring or holding any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article Thirteenth.

        FOURTEENTH:    From time to time, any of the provisions of this Amended and Restated Certificate of Incorporation may be amended, altered, changed or repealed, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted in the manner and at the time prescribed by said laws, and all rights at any time conferred ~~upon the stockholders or directors of the Corporation~~ by this Amended and Restated Certificate of Incorporation are granted subject to the provisions of this Article Fourteenth. The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred ~~upon stockholders~~ herein are granted subject to this reservation. ~~Notwithstanding any other provision of this Certificate of Incorporation, and notwithstanding the fact that a lesser percentage or separate class vote may be specified by law or otherwise, but in addition to any affirmative vote of the holders of any particular class or series of the capital stock required by law or otherwise, no provision of this Certificate of Incorporation may be altered, amended or repealed in any respect, nor may any provision of this Certificate of Incorporation or the Bylaws inconsistent therewith be adopted, unless, in addition to any other vote required by this Certificate of Incorporation or otherwise required by law, such alteration, amendment, repeal or adoption is approved, (i) prior to the Trigger Date, by the affirmative vote of the holders of a majority of the outstanding Voting Stock entitled to vote thereon, and (ii) from and after the Trigger Date, by the holders of at least 66 2/3% of the outstanding Voting Stock entitled to vote thereon.~~

        FIFTEENTH:    The Corporation elects not to be governed by Section 203 of the DGCL.

        ~~SIXTEENTH:    The name of the incorporator is Dale Redman (the "Incorporator"). The address of the Incorporator is 1706 S Midkiff Building B, Midland, Texas 79701.~~

        IN WITNESS WHEREOF, ProPetro Holding Corp. has caused this Amended and Restated Certificate of Incorporation to be executed by its Chief Executive Officer this [ • ], 2019.

Dale Redman Chief Executive Officer

PROPETRO HOLDING CORP. PROXY FOR ANNUAL MEETING TO BE HELD ON JUNE 14, 2019 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned stockholder hereby appoints each of Dale Redman and Jeffrey Smith as attorney and proxy for the undersigned, with the power to appoint his substitute, to represent and to vote all the shares of common stock of PROPETRO HOLDING CORP. (the “Company”), which the undersigned would be entitled to vote, at the Company’s Annual Meeting of Stockholders to be held at 2518 FM 307, Midland, Texas 79706 on Friday, June 14, 2019 at 9:00 A.M. Central Time and at any postponements, continuations or adjournments thereof (the “Annual Meeting”). In their discretion, the proxies are authorized to vote upon (i) the election of any person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (ii) any matter that the Board of Directors of the Company did not know would be presented at the Annual Meeting by a reasonable time before the proxy solicitation was made and (iii) any other matter that may properly come before the Annual Meeting or any postponements, continuations or adjournments thereof. This proxy, when properly executed, will be voted in the manner directed on the reverse side by the undersigned stockholder. If no direction is made, this proxy will be voted “FOR” all nominees set forth in Proposal 1, “FOR” PROPOSALS 2, 3, 4, 5 and 7 and “ONE YEAR” for Proposal 6. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. (IMPORTANT — This Proxy must be signed and dated on the reverse side.) PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held June 14, 2019. The Proxy Statement and our 2018 Annual Report to Stockholders are available at: http://www.viewproxy.com/propetro/2019

Please mark your votes like this  The Board of Directors recommends a vote FOR Proposals 2, 3, 4, 5 and 7. The Board of Directors recommends a vote of ONE YEAR for Proposal 6. 2. To approve an amendment of the Company’s Certificate of Incorporation to remove inoperative provisions related to the Company’s former majority stockholder. FORAGAINSTABSTAIN 3. To approve an amendment of the Company’s Certificate of Incorporation to remove the supermajority voting requirement for stockholders to amend the Company’s Bylaws. The Board of Directors recommends a vote FOR all nominees in Proposal 1. Vote on Proposals 1. Election of Directors Vote FOR all nominees (except as marked)  Vote WITHHELD from all nominees  01 Dale Redman 06 Pryor Blackwell 07 Alan E. Douglas 08 Royce W. Mitchell 09 Jack B. Moore 02 Spencer D. Armour, III 03 Steven Beal 04 Mark S. Berg 05 Anthony Best FORAGAINSTABSTAIN 4. To approve an amendment of the Company’s Certificate of Incorporation to remove the supermajority voting requirement for stockholders to amend the Company’s Certificate of Incorporation. FORAGAINSTABSTAIN 5. To approve, on a non-binding advisory basis, the Company’s named executive officer compensation. FORAGAINSTABSTAIN 6. To approve an advisory vote on the frequency of future advisory votes on executive compensation. ONE YEARTWO YEARS THREE YEARSABSTAIN 7. To ratify the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2019. INSTRUCTION: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the space provided below. FORAGAINSTABSTAIN Date Address Change/Comments: (If you noted any Address Changes and/or Comments above, please mark box.)  CONTROL NUMBER Please indicate if you plan to attend this meeting  Signature(s) NOTE: Please mark, date and sign this proxy card and return it in the accompanying envelope. Please sign as your name appears hereon. If shares are registered in more than one name, all owners should sign. If signing in a fiduciary or representative capacity, please give full title and attach evidence of authority. Corporations please sign with full corporate name by a duly authorized officer and affix corporate seal. PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. PROPETRO HOLDING CORP. As a stockholder of ProPetro Holding Corp., you have the option of voting your shares electronically through the Internet or on the telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Time, on June 13, 2019. CONTROL NUMBER PROXY VOTING INSTRUCTIONS Please have your 11-digit control number ready when voting by Internet or Telephone If you vote your proxy by Internet or by Telephone, you do NOT need to mail back your Proxy Card. MAIL Vote Your Proxy by Mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.  TELEPHONE Vote Your Proxy by Phone: Call 1 (866) 804-9616 Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares. INTERNET Vote Your Proxy on the Internet: Go to www.AALVote.com/PUMP Have your proxy card available when you access the above website. Follow the prompts to vote your shares. DO NOT PRINT IN THIS AREA (Stockholder Name & Address Data)

QuickLinks

YOUR VOTE IS IMPORTANT
QUESTIONS AND ANSWERS
Proposal 1 ELECTION OF DIRECTORS
Nominees
CORPORATE GOVERNANCE
REPORT OF THE AUDIT COMMITTEE
COMPENSATION DISCUSSION AND ANALYSIS
REPORT OF THE COMPENSATION COMMITTEE
EXECUTIVE COMPENSATION
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
PROPOSAL 2 REMOVAL OF INOPERATIVE PROVISIONS IN THE COMPANY'S CERTIFICATE OF INCORPORATION
PROPOSAL 3 REMOVAL OF SUPERMAJORITY VOTING PROVISION IN THE COMPANY'S CERTIFICATE OF INCORPORATION TO AMEND THE BYLAWS
PROPOSAL 4 REMOVAL OF SUPERMAJORITY VOTING PROVISION IN THE COMPANY'S CERTIFICATE OF INCORPORATION TO AMEND THE CERTIFICATE OF INCORPORATION
PROPOSAL 5 ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION
PROPOSAL 6 ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION
PROPOSAL 7 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
OTHER MATTERS
  Appendix A
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF PROPETRO HOLDING CORP. (as amended and restated on [ • ], 2019 March 16, 2017 )
  Appendix B
  Appendix C